UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]	Preliminary Proxy Statement

[ ]	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material under Rule 14a-12

TOUGHBUILT INDUSTRIES, INC.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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ToughBuilt Industries, Inc.

25371 Commercentre Drive, Suite 200

Lake Forest, CA 92630

(949) 528-3100

www.toughtbuilt.com

To Our Stockholders:

You are cordially invited to join us for our 2021 Annual Meeting of Stockholders on June 11, 2021, at 2:00 p.m. PST (or 5:00 p.m. EST). In light of continuing public health concerns regarding the coronavirus (COVID-19) outbreak, the Annual Meeting will be held in a virtual format only. Holders of record of our common stock and Series E Non-Convertible Preferred Stock as of April 30, 2021, are entitled to notice and vote at the 2021 Annual Meeting of Stockholders.

The following Notice of Annual Meeting of Stockholders and the proxy statement describe the business to be conducted at the Annual Meeting and contain instructions on voting and attending the meeting. We may also report on matters of current interest to our stockholders at that Annual Meeting.

You are welcome to attend the Annual Meeting virtually. However, even if you plan to participate virtually, please vote your shares promptly and before the meeting to ensure they are represented at the meeting. You may submit your proxy by Internet or telephone, as described in the following materials, or, if you vote by mail, by completing and signing the proxy card enclosed therein and returning it in the envelope provided. If you decide to participate in the meeting and wish to change your proxy, you may do so automatically by voting at the meeting, provided you follow the instructions on how to register to attend the meeting.

If your shares are held in the name of a broker, bank, trust, or another nominee, you may be asked for proof of ownership of these shares to virtually participate in the Annual Meeting.

We thank you for your support.

Sincerely,

/s/ Michael Panosian

Michael Panosian

Chairperson of the Board, Chief Executive Officer, and President

YOUR VOTE IS IMPORTANT!

Your vote is important! As described in your electronic proxy materials notice or on the enclosed paper proxy card and voting instructions, please vote by: (1) accessing the Internet website, (2) calling the toll-free number, or (3) signing and dating the proxy card as promptly as possible and returning it by mail if voting and delivering by mail. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend online.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL MEETING TO BE HELD ON JUNE 11, 2021: THE PROXY STATEMENT, PROXY

CARD, AND ANNUAL REPORT ARE AVAILABLE AT WWW.PROXYVOTE.COM.

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

DATE:	Friday, June 11, 2021

TIME:	2:00 p.m., Pacific Standard Time (or 5:00 p.m. Eastern Standard Time)

PLACE:	The Annual Meeting will be held via virtually, live on the Internet at www.virtualshareholdermeeting.com/TBLT2021.

Instructions on how to vote either before or at the Annual Meeting are contained on your notice and proxy card accompanying this proxy statement. You will need the 16-digit control number from your notice or proxy card or notice to vote either way.

ITEMS OF BUSINESS:	1.	To elect the five (5) nominees for directors as listed in this proxy statement.

	2.	To authorize our Board of Directors, in its discretion, to amend our articles of incorporation not later than December 31, 2021, to effect a Reverse Stock Split of our common stock in a ratio of not less than 1-for-2 and not more than 1-for-10, to be determined by the Board of Directors.

	3.	To approve an amendment to our articles of incorporation to increase the number of authorized common stock from 200 million (200,000,000) to 500 million (500,000,000) shares.

We will also transact any other business that may properly come before the meeting or any adjournments thereof. We are not aware of any other business to come before the meeting at this time.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the proxy statement and to vote as promptly as possible. For specific instructions on how to vote your shares, please refer to the instructions in the section entitled “How to Vote” beginning on page 1 of the attached proxy statement.

This notice, proxy statement, proxy card, and our 2020 Annual Report on Form 10-K are being distributed or made available on or about May 14, 2021.

By Order of the Board of Directors,

/s/ Michael Panosian
Michael Panosian
Chairperson of the Board, Chief Executive Officer, and President

Lake Forest, California
April ___, 2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 11, 2021: THIS PROXY STATEMENT AND TOUGHBUILT’S 2020 ANNUAL REPORT ON FORM 10-K ARE AVAILABLE AT WWW.TOUGHTBUILT.COM. ADDITIONALLY, AND IN ACCORDANCE WITH RULES OF THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”), YOU MAY ACCESS THESE MATERIALS ONLINE BY VISITING WWW.PROXYVOTE.COM.

TOUGHBUILT INDUSTRIES, INC.

PROXY STATEMENT FOR 2021 ANNUAL MEETING OF STOCKHOLDERS

TABLE OF CONTENTS

General	1

How to Vote	1

Proxy Summary	2
Date, Time, and Place of Meeting	2
Voting Matters and Board Recommendations	2
Other Matters	2
Board of Directors Overview	3
Role and Composition of the Board	3
Board Leadership Structure	3
Board Risk Oversight	3
Director Independence	4
Executive Sessions of Independent Directors	4
Board Committees	4
2020 Board Meetings and Committee Meetings	5
Compensation Committee Interlocks and Insider Participation	6
Board Attendance at Annual Meeting of Stockholders	6
Communication with Directors	6
Code of Business Conduct and Ethics	6
Indemnification of Officers and Directors	6
Considerations in Identifying and Evaluating Director Nominees	7
Board Diversity	7
2020 Non-Employee Director Compensation	8
Non-Employee Director Remuneration Policy	8
Compensation Committee Review	8
Participation of Employee Directors; New Directors	8

PROPOSAL 1–ELECTION OF DIRECTORS	9
Board Structure	9
Information Regarding our Directors	9
Biographies of Director Nominees	9
Required Vote	11

Proposal 1–Board Recommendation	11

PROPOSAL NUMBER 2–TO AUTHORIZE THE BOARD OF DIRECTORS, TO AMEND OUR ARTICLES OF INCORPORATION BY DECEMBER 31, 2021 TO EFFECT A REVERSE STOCK SPLIT IN A RATIO OF NOT LESS THAN 1-FOR-2 AND NOT MORE THAN 1-FOR-10, TO BE DETERMINED BY THE BOARD OF DIRECTORS	12
Background	12
Criteria to Be Used for Decision to Proceed with the Reverse Stock Split	12
Reasons for the Reverse Stock Split	13
Procedure for Effecting Reverse Stock Split	13
Principal Effects of the Reverse Stock Split	13
Accounting Matters	14
Fractional Shares	14
Risks Associated with the Reverse Stock Split	14
No Appraisal Rights	16
Material United States Federal Income Tax Consequences of the Reverse Stock Split	16
Reservation of Right to Abandon Reverse Stock Split	17
Required Vote	17
Proposal 2–Board Recommendation	17

PROPOSAL 3–TO AMEND OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON STOCK FROM 200 MILLION TO 500 MILLION SHARES	18
General	18
Reasons for the Proposed Increase in Authorized Common Stock	18
Vote Required	18
Proposal 3–Board Recommendation	18

ToughBuilt Industries, Inc.

25371 Commerce Centre Drive, Suite 200

Lake Forest, CA 92630

(949) 528-3100

www.toughtbuilt.com

General

The Board of Directors of ToughBuilt Industries, Inc., or the Board, has made these materials available to you over the Internet or has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at the 2021 Annual Meeting of Stockholders, or the Annual Meeting. The Annual Meeting is scheduled to be held on Friday, June 11, 2021, at 2:00 p.m. Pacific Standard Time (or 5:00 p.m. Eastern Standard Time) via live webcast through www.virtualshareholdermeeting.com/TBLT2021. You will need the 16- digit control number provided on the Notice of Annual Meeting or your proxy card. This solicitation is for proxies for use at the Annual Meeting or any reconvened meeting after an adjournment or postponement of the Annual Meeting.

How to Vote

Even if you plan to attend the Annual Meeting, please vote as promptly as possible using one of the following voting methods. Make sure you have your proxy/voting instruction card in hand and follow the instructions. You can vote in advance in one of the following three ways – and in each case, votes must be received before the polls are closed during the annual meeting:

VIA THE INTERNET	BY TELEPHONE	BY MAIL
Visit www.proxyvote.com and follow the instructions.	Call 1-800-454-8683 and follow the instructions.	Mark, sign and date proxy card and return it in the provided postage-paid envelope or return it to: Vote Processing, c/o Broadridge 51 Mercedes Way Edgewood, NY 11717

Please follow the instructions for Internet or telephone voting on your Notice to vote your shares without attending the meeting. If you request printed copies of the proxy materials by mail, you may also vote by signing and submitting your proxy card and returning it by mail, if you are the stockholder of record, or by signing the voter instruction form provided by your bank or broker and returning it by mail, if you are the beneficial owner but not the stockholder of record. This way your shares will be represented whether or not you are able to attend the meeting.

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Proxy Summary

This summary highlights information generally contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider, and you should read the entire proxy statement carefully before voting.

Date, Time, and Place of Meeting

Date:	Friday, June 11, 2021

Time:	2:00 p.m. Pacific Standard Time (or 5:00 p.m. Eastern Standard Time)

Place:	The Annual Meeting will be held via virtually, live on the Internet at www.virtualshareholdermeeting.com/TBLT2021.

Record Date:	Stockholders of record of our common stock and Series E Preferred Stock as of the close of business on April 30, 2021 are entitled to attend and vote at the Annual Meeting.

Admission Requirements:	You are entitled to attend the virtual Annual Meeting only if you were a stockholder of record as of the Record Date or hold a valid proxy for the Annual Meeting. You will your control number on your proxy card to enter the meeting. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you may be required to provide proof of beneficial ownership, such as your most recent account statement as of the Record Date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. If you do not comply with the procedures outlined above, you will not be admitted to the virtual Annual Meeting.

Voting Matters and Board Recommendations

The following proposals will be considered at the Annual Meeting:

1.	To elect the five (5) nominees for directors as listed in this proxy statement.

2.	To authorize our Board of Directors, in its discretion, to amend our articles of incorporation not later than December 31, 2021, to effect a Reverse Stock Split of our common stock in a ratio of not less than 1-for-2 and not more than 1-for-10, to be determined by the Board of Directors.

3.	To amend our articles of incorporation to increase the number of authorized shares of common stock from 200,000,000 to 500,000,000.

Our Board recommends that you vote “FOR” each director nominee in Proposal 1 and “FOR” Proposals 2 and 3.

Other Matters

The management and Board of Directors know of no other matters to be brought before the meeting. If other matters are properly presented to the stockholders for action at the meeting or any adjournments or postponements thereof, it is the intention of the proxy holders named in this proxy to vote in their discretion on all matters on which the shares of common stock represented by such proxy are entitled to vote. The entire cost of this solicitation of proxies will be borne by the Company, including expenses incurred in connection with preparing, assembling and mailing the Notice. The Company may reimburse brokers or persons holding stock in their names or in the names of their nominees for their expenses in sending the proxy materials to beneficial owners who request paper copies. Certain officers, directors, and regular employees of the Company will receive no extra compensation for their services and may solicit proxies by mail, telephone, facsimile, email, or personally.

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Board of Directors Overview

The current members of our Board of Directors are listed in the table below.

Board Member		Independent	Director Since	Board Committees
Michael Panosian	(1)		2012	—

Joshua Keeler			2019	—

Robert Faught			2018	Audit, Compensation, and Nominating and Corporate Governance (Chair)

Frederick D. Furry	(2)		2018	Audit (Chair), Compensation, and Nominating and Corporate Governance

Linda Moossaian			2019	Audit, Compensation Committee (Chair), and Nominating and Corporate Governance

(1)	Mr. Michael Panosian serves as the Chairperson of the Board of Directors.

(2)	Mr. Frederick Furry served on our Board of Directors for 2020 but has not nominated for re-election at the Annual Meeting.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Role and Composition of the Board

As the date of this proxy statement, our Board of Directors is composed of five (5) members. Upon our Nominating and Corporate Governance Committee’s recommendation, we are nominating Michael Panosian, Joshua Keeler, Robert Faught, and Linda Moossaian for re-election to our Board of Directors. Mr. Frederick Furry served on our Board of Directors for 2020 but was not nominated for re-election at the Annual Meeting. Upon the recommendation of our Nominating and Corporate Governance Committee, we are nominating Mr. William Placke to replace Mr. Frederick B. Furry as a member of the Board. If elected, each director will hold office for a one (1) year term until our Annual Meeting of Stockholders to be held in 2022.

Each director’s term continues until the election and qualification of his or her successor or earlier death, resignation, or removal. Our Board of Directors is responsible for, among other things, overseeing the conduct of our business, reviewing and, where appropriate, approving our long-term strategic, financial and organizational goals and plans, and reviewing the performance of our Chief Executive Officer and other members of senior management.

Board Leadership Structure

Chairperson of the Board

Our Board of Directors currently has no established policy on whether the roles of Chief Executive Officer and Chairperson of the Board of Directors should be separated. Our Board of Directors believes that it is most appropriate to make that determination based on the Company’s circumstances. Mr. Panosian services as our Chief Executive Officer and Chairperson of our directors., The Board of Directors believes its current structure is functioning effectively. The Board of Directors does not believe that introducing an independent Chairperson would provide appreciably better direction for the Company.

Board Risk Oversight

Our Board of Directors as a whole has responsibility for risk oversight. Our Board of Directors exercises this risk oversight responsibility directly and through its committees. The risk oversight responsibility of our Board of Directors and its committees are informed by reports from our management teams to provide visibility to our Board of Directors about the identification, assessment, and management of key risks and our management’s risk mitigation strategies. Our Board of Directors has primary responsibility for evaluating strategic and operational risk, including related to significant transactions. Our Audit Committee has primary responsibility for overseeing our major financial and accounting risk exposures and, among other things, discusses guidelines and policies with respect to assessing and managing risk with management and our independent auditor. Our Compensation Committee has responsibility for evaluating risks arising from our compensation and people policies and practices. Our Nominating and Corporate Governance Committee has responsibility for evaluating risks relating to our corporate governance practices. Our committees and management provide reports to our Board of Directors on these matters.

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In its governance role, and particularly in exercising its duty of care and diligence, our Board of Directors is responsible for ensuring that appropriate risk management policies and procedures are in place to protect the Company’s assets and business. Our Board of Directors has broad and ultimate oversight responsibility for our risk management processes and programs, and executive management is responsible for the day-to-day evaluation and management of risks to the Company. We do not have a policy as to whether our Chairperson and Chief Executive Officer’s roles should be separate. Instead, our Board of Directors makes this determination based on what best serves our Company’s needs at any given time.

Director Independence

Under the rules of the NASDAQ Stock Market (“NASDAQ”), where our common stock trades, independent directors must constitute a majority of a listed company’s Board of Directors. Also, the NASDAQ rules require that each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent, subject to specified exceptions. Audit Committee members must also satisfy the independence criteria outlined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under the rules of NASDAQ, a director will only qualify as an “independent director” of a company if such director is not an executive officer or employee of such company or, in the opinion of such company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In order to be considered independent for purposes of Rule 10A-3, a member of an Audit Committee of a listed company may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other board committee, accept, directly or indirectly, any consulting, advisory or other compensatory fees from the listed company or any of its subsidiaries, or be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors has undertaken a review of each director’s independence and considered whether any director has a material relationship with us that could compromise the director’s ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board of Directors determined that each member of the board, other than Michael Panosian, the Chief Executive Officer of the Company, and Joshua Keeler, our VP of Research and Development, are “independent directors” as defined in NASDAQ Listing Rules and SEC Rule 10A-3 promulgated under the Exchange Act. The board has also determined that board nominee William Placke qualifies as an independent director under listing standards of NASDAQ and the SEC rules and regulation. A majority of our directors are and will continue to be independent, as required under applicable NASDAQ rules. As required under applicable NASDAQ rules, our independent directors have and will continue to meet in regularly scheduled executive sessions at which only independent directors are present.

Our Board of Directors also determined that each member of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee satisfy the independence standards for those committees established by the SEC’s and NASDAQ’s applicable rules and regulations.

In making these determinations, our Board of Directors considered the relationships that each non-employee director has with our Company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including each non-employee director’s beneficial ownership of our capital stock.

Executive Sessions of Independent Directors

Independent members of our Board of Directors convene executive sessions from time to time as deemed necessary or appropriate. These sessions generally are without the presence of our non-independent directors or members of the Company’s management.

Board Committees

Our Board of Directors has three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. As of this proxy statement’s date, the composition and primary responsibilities of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors.

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Audit Committee

Our Audit Committee currently consists of three independent directors, of which at least one, the Chairperson of the Audit Committee, qualifies as a qualified financial expert as defined in Item 407(d)(5)(ii) of Regulation S-K. Mr. Frederick Furry has served as the Chairperson of the Audit Committee and financial expert, and Mr. Furry and Ms. Linda Moossaian are members of the Audit Committee. Mr. Furry also qualifies as a qualified financial expert as defined in Item 407(d)(5)(ii) of Regulation S-K. The Audit Committee’s duties are to recommend our Board of Directors the engagement of the independent registered public accounting firm to audit our consolidated financial statements and review our accounting and auditing principles. The Audit Committee reviews the scope, timing, and fees for the annual audit and the results of audit examinations performed by any internal auditors and independent public accountants, including their recommendations to improve the system of accounting and internal controls. The Audit Committee will at all times be composed exclusively of directors who are, in the opinion of our Board of Directors, free from any relationship that would interfere with the exercise of independent judgment as a committee member and who possess an understanding of consolidated financial statements and generally accepted accounting principles. Our Audit Committee operates under a written charter, which is available on our website at www.toughtbuilt.com.

Upon board nominee William Placke’s election to the Board of Directors at the Annual Meeting, the board will appoint Mr. Placke to serve on the Audit Committee, and Linda Moossaian will be appointed to replace Mr. Furry as such committee’s Chairperson. The board has determined that Ms. Moossaian qualifies as a financial expert as defined under Item 407(d)(5)(ii) of Regulation S-K.

Compensation Committee

Our Compensation Committee establishes our executive compensation policy, determines our executive officers’ salary and bonuses, and recommends to the board stock option grants for our executive officers. Ms. Moossaian is the Compensation Committee Chair, and Mr. Furry and Frederick have been serving as Compensation Committee members. Each of our Compensation Committee members is independent under NASDAQ’s independence standards for Compensation Committee members. Our Chief Executive Officer often makes recommendations to the Compensation Committee and the board concerning other executive officers’ compensation. The Compensation Committee seeks input on certain compensation policies from the Chief Executive Officer. Our Compensation Committee continues to engage third-party consultants regarding market compensation for our employees. Our Compensation Committee operates under a written charter, which is available on our website at https://www.toughtbuilt.com.

Upon board nominee William Placke’s election to the Board of Directors at the Annual Meeting, the board will appoint Mr. Placke to replace Mr. Furry as a Compensation Committee member.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for matters relating to the corporate governance of our Company and the nomination of members of the board and committees of the board. Mr. Furry is the Chairperson of the Nominating and Corporate Governance Committee, and Ms. Moossaian and Mr. Furry are members of the Nominating and Corporate Governance Committee. Each of the members of our Nominating and Corporate Governance Committee is independent under NASDAQ’s independence standards. The Nominating and Corporate Governance Committee operates under a written charter, available on our website at https://www.toughtbuilt.com.

Upon board nominee William Placke’s election to the Board of Directors at the Annual Meeting, the board will appoint Mr. Placke to replace Mr. Furry as a Nominating and Corporate Governance Committee member.

2020 Board Meetings and Committee Meetings

In 2020, our Board of Directors and each committee met four times. In 2020, each of our incumbent directors attended or participated in at least 75% of the aggregate of (i) the total number of meetings of our Board of Directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our Board of Directors on which he or she served during the time he or she was a member of such committee.

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Compensation Committee Interlocks and Insider Participation

The current members of our Compensation Committee are Ms. Linda Moossaian and Messrs. Furry and Faught. None of our Compensation Committee members is or was during 2020, an officer or employee of ours. None of our Compensation Committee members had any relationships requiring disclosure by the Company under Item 404 of Regulation S-K in 2020. None of our executive officers currently serves, or in the past year, has served as a member of the Board of Directors or Compensation Committee of any entity with one or more executive officers serving on our Board of Directors or Compensation Committee.

Board Attendance at Annual Meeting of Stockholders

Our policy is to invite and encourage each member of our Board of Directors to be present at our Annual Meetings of stockholders. All of our directors intend to attend the Annual Meeting.

Communication with Directors

Stockholders and interested parties who wish to communicate with our Board of Directors, non-management members of our Board of Directors as a group, a committee of our Board of Directors or a specific member of our Board of Directors (including our Chairperson or lead independent director, if any) may do so by letters addressed to the attention of our Corporate Secretary at our corporate executive offices. All communications are reviewed by the Corporate Secretary and provided to our Board of Directors as appropriate. The address for these communications is ToughBuilt Industries, Inc., 25371 Commercentre Drive, Suite 200, Lake Forest, CA 92630.

Code of Business Conduct and Ethics

We are committed to the highest standards of integrity and ethics in the way we conduct our business. Accordingly, we adopted a Code of Business Conduct and Ethics that applies to our Board of Directors, officers, and employees, including our Chief Executive Officer, Chief Financial Officer, and other executive and senior financial officers. Our Code of Business Conduct and Ethics establishes our policies and expectations with respect to a wide range of business conduct, including preparation and maintenance of financial and accounting information, compliance with laws, and conflicts of interest.

Under our Code of Business Conduct and Ethics, each of our employees, officers and directors is required to report suspected or actual violations to the extent permitted by law. Also, we have adopted separate procedures concerning the receipt and investigation of complaints relating to accounting or audit matters. These procedures have been adopted and are administered by our Audit Committee.

Our Code of Business Conduct and Ethics is available on our website at www.toughtbuilt.com. We will disclose any amendments to the Code of Business Conduct and Ethics on our website, as well as any waivers of the code that are required to be disclosed by the SEC or NASDAQ rules.

Indemnification of Officers and Directors

The Nevada Revised Statutes (NRS) provides that a Nevada corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he is not liable pursuant to NRS Section 78.138 or acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. NRS Chapter 78 further provides that a corporation similarly may indemnify any such person serving in any such capacity who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit if he is not liable pursuant to NRS Section 78.138 or acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court or other court of competent jurisdiction in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court or other court of competent jurisdiction shall deem proper.

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Our bylaws provide that we may indemnify our officers, directors, employees, agents, and any other persons to the maximum extent permitted by the NRS.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers or persons controlling us according to the preceding provisions, we have been informed that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Considerations in Identifying and Evaluating Director Nominees

The Nominating and Corporate Governance Committee is responsible for recommending to the Board of Directors nominees for election to our Board of Directors at each Annual Meeting of Stockholders and identifying one or more candidates to fill any vacancies that may occur on our Board of Directors. New candidates may be identified through recommendations from existing directors or management, consultants, or third-party search firms, discussions with other persons who may know of suitable candidates to serve on our Board of Directors, and stockholder recommendations. Evaluations of prospective candidates typically include a review of the candidate’s background and qualifications by the Nominating and Corporate Governance Committee, interviews with the committee as a whole, one or more members of the committee, or one or more other board members, and discussions within the committee and the board. The Nominating and Corporate Governance Committee then recommends candidates to the board, with the full Board of Directors selecting the candidates to be nominated for election by the stockholders or appointed by the Board of Directors to fill a vacancy.

The Nominating and Corporate Governance Committee will consider director candidates proposed by stockholders and recommendations from other sources. Additional information regarding the process for properly submitting stockholder nominations for nomination candidates to our Board of Directors is outlined in the section titled “Stockholder Proposals for the 2022 Annual Meeting” on page 35 of this proxy statement.

Board Diversity

Our Board of Directors seeks members from diverse professional backgrounds who combine a solid professional reputation and knowledge of our business and industry with a reputation for integrity. Our Board of Directors does not have a formal policy concerning diversity and inclusion but is in the process of establishing a policy on diversity. Diversity of experience, expertise, and viewpoints is one of many factors the Nominating and Corporate Governance Committee considers when recommending director nominees to our Board of Directors. Further, our Board of Directors is committed to actively seeking highly qualified women and individuals from minority groups to include in the pool from which new candidates are selected. Our Board of Directors also seeks members that have experience in positions with a high degree of responsibility or are, or have been, leaders in the companies or institutions with which they are, or were, affiliated, but may seek other members with different backgrounds, based upon the contributions they can make to our Company.

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Compensation of Non-Employee Directors

2020 Non-Employee Director Compensation

A summary of compensation accrued or paid to our non-executive directors during the fiscal year ended December 31, 2020 is below. Mr. Panosian, our Chief Executive Officer and President, and Mr. Keeler, our VP of Research & Development, received no compensation for serving as directors and are not included in the table. The compensation Mr. Panosian and Mr. Keeler receive as an employee of the Company is included in the section titled “EXECUTIVE COMPENSATION” on page 20 of this proxy statement.

Non-Employee Director Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
	($)	($)	($)	($)	($)	($)
Paul Galvin (1)	37,500	-	-	-	-	37,500
Robert Faught	50,000	-	-	-	-	50,000
Frederick Fury	50,000	-	-	-	-	50,000
Linda Moossaian	50,000	-	-	-	-	50,000

(1) Mr. Galvin resigned from the Board of Directors on December 4, 2020.

Non-Employee Director Remuneration Policy

Each of our non-employee directors may receive up to 50,000 options to purchase shares of common stock (which we refer to as the “Annual Director Options”) for each fiscal year. The Annual Director Options will be confirmed (together with the exercise price for such options) at the first meeting of our Board of Directors for each fiscal year and shall vest quarterly in arrears. Annual Director Options shall have a ten-year term and shall be issued under our equity plans.

Compensation Committee Review

The Compensation Committee shall, if it deems necessary or prudent in its discretion, reevaluate the cash and equity awards (amount and manner or method of payment) to be made to non-employee directors for such fiscal year. In making this determination, the Compensation Committee shall utilize such market standard metrics as it deems appropriate, including, without limitation, an analysis of cash compensation paid to our peer group’s independent directors.

The Compensation Committee shall also have the power and discretion to determine in the future whether non-employee directors should receive Annual or other grants of options to purchase shares of common stock or other equity incentive awards in such amounts and under such policies as the Compensation Committee may determine utilizing such market standard metrics as it deems appropriate, including, without limitation, an analysis of equity awards granted to independent directors of our peer group.

Participation of Employee Directors; New Directors

Unless separately and specifically approved by the Compensation Committee in its discretion, no employee director of our Company shall be entitled to receive any remuneration for serving as a director (other than expense reimbursement as per prevailing policy). Messrs. Michael Panosian and Joshua Keeler are considered to employee directors because they are also executive officers of the Company.

New directors joining our Board of Directors shall be entitled to a prorated portion (based on months to be served in the fiscal year in which they join) of cash and stock options or other equity incentive awards (if applicable) for the applicable fiscal year at the time they join our Board of Directors.

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PROPOSAL NUMBER 1

PROPOSAL 1–ELECTION OF DIRECTORS

Board Structure

Our Board of Directors is currently composed of five (5) members. Directors hold office until the next Annual Meeting of Stockholders or until their earlier death, resignation, or removal, or until their successors are elected and qualified.

Information Regarding our Directors

Our Nominating and Corporate Governance Committee recommended, and our Board of Directors nominated Ms. Linda Moossaian and Messrs. Panosian, Keeler, Faught, and Placke as nominees for election as directors at the 2021 Annual Meeting to hold office for a one-year term until our Annual Meeting of Stockholders to be held in 2022.

The director nominees have consented to be named as nominees in this proxy statement and have agreed to serve as directors if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five (5) nominees named below. If any director nominee of the Company is unable or declines to serve as a director at the Annual Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. The Board of Directors has no reason to believe that any of the nominees will be unavailable for election. The elected directors will hold office until the next Annual Meeting of Stockholders or until their earlier death, resignation, or removal, or until their successors are elected and qualified. There are no arrangements or understandings between any of our directors and any other person under which any director was selected to serve as a director of our Company. There are no family relationships among our directors or officers.

The following sets forth the persons nominated by the Board of Directors for election and certain information concerning those individuals:

Director Nominee	Age	Position	Director Since
Michael Panosian	58	President, Chief Executive Officer, and Chairperson	January 1, 2012
Joshua Keeler	42	VP of Research & Development and Director	June 7, 2019
Robert Faught (1)(2)	71	Director	November 14, 2018
Linda Moossaian (1)(3)	51	Director	December 12, 2019
William Placke (1)(4)	53	Director Nominee	—

(1)	Independent Director
(2)	Chairperson of the Nominating and Corporate Governance Committee, Member of the Audit Committee, and Member of the Compensation Committee
(3)	Chairperson of the Compensation Committee, Member of the Audit Committee; Member of the Nominating and Corporate Governance Committee. The board will be appointed to replace Mr. Furry as such committee’s Chairperson after the Annual Meeting.
(4)	The board will appoint Mr. Placke to serve as a Member of the Nominating and Corporate Governance Committee, Member of the Audit Committee, and Member of the Compensation Committee upon his election at the Annual Meeting.

Biographies of Director Nominees

Michael Panosian, Co-Founder, President, CEO, and Director

Mr. Panosian co-founded our Company in 2012 and has been our CEO, President, and Director since inception. In 2008, Mr. Panosian co-founded Pandun, Inc., a manufacturer, and distributor of tools and tool accessories in Asia, and served as its CEO until 2012. Mr. Panosian has over 24 years of extensive experience in innovation, design direction, product development, brand management, marketing, merchandising, sales, supply chain, and commercialization experience in the hardware industry. He has launched several product projects spanning several fields. Mr. Panosian has deep knowledge of doing business in China, where he managed a team of over 350 engineers, industrial designers, and marketing professionals while stationed in Suzhou with his team for 4 years. Mr. Panosian is a graduate of Northrop University in Aerospace engineering with numerous specializations; he holds numerous patents and trademarks shared with some of his colleagues at our Company and other development teams.

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PROPOSAL NUMBER 1

Mr. Panosian has been deemed to be suitable as a Director due to his intimate knowledge of the Company since inception and his business and engineering expertise.

Joshua Keeler, Co-Founder, Vice President of Research & Development, and Director

As the Vice President of Research & Development at our Company, Mr. Keeler is responsible for all product development since its inception. Mr. Keeler co-founded our Company in 2012 and works directly with Mr. Panosian in bringing innovative ideas to market. Mr. Keeler is a graduate of Art Center College of Design with a Bachelor of Science (BS) in Industrial Design. Mr. Keeler has over 12 years of product development experience, working on projects spanning several fields, including automotive, personal electronics, sporting goods, and a wide expanse of tools. From 1999 to 2000, he was co-owner and Vice President of Oracle Industrial Design, Co., a private company specializing in industrial design and product development. From August 2000 to April 2004, Mr. Keeler worked for Positec Power Tool Co., a private company in Suzhou, China, designing and creating a large innovation library of numerous power tool concepts. From August 2005 to April 2008, Mr. Keeler was the chief designer for Harbinger International, Inc. From August 2008 to April 2012, he was chief designer for Pandun Inc, specializing in innovative tools and supporting products. He has lived in China and has extensive experience working directly with manufacturers to get designs into production.

Mr. Keeler is deemed suitable as a Director by our Board of Directors due to his depth of R&D knowledge and expertise in the industry.

Robert Faught, Director

From 2003-2013, Mr. Faught was the Senior Vice President of Consumer Channels for Comcast. He created an industry-leading organization of retail, digital marketing, and retail “store within a store’s” through a series of acquisitions and innovative solutions selling and marketing cable, broadband, telephone, wireless, and home security a $4.5 billion division. From 2001-2003, Mr. Faught was the President and CEO of Atlanta-based Enrev Power Solutions. In 1998, Mr. Faught was recruited by the Chairperson of Philips Electronics to be the President of the Americas Region. He was brought in to lead a turnaround and assume accountability for North and South America. He increased the distribution and sales of several consumer electronic products, which led to a $3.0 billion joint venture with Lucent Technologies. Before 1998, Mr. Faught worked in Los Angeles for L.A. Cellular and in Atlanta for Bell South Cellular, where he managed consumer sales and marketing. Prior experiences also include leading Atari and Activision in senior sales and marketing roles. At Faught Associates, Mr. Faught offers consulting, executive search, leadership development, and outplacement to bring exceptional leadership and performance direction that provides growth and internal development. From January 2014 to January 2016, he was the President and Chief Executive Officer of SmartHome Ventures and has served on its board since January 2016.

The Board has determined that Mr. Faught is suitable as a Director due to his long-standing leadership roles with Fortune 500 companies.

Linda Moossaian, Director

Linda Moossaian is an achievement-oriented financial strategist with an exceptional record of successful initiatives in financial planning, profit optimization, joint venture accounting, and treasury management. She has a strong history of forging strategic partnerships with senior management, including CEOs and CFOs, and key stakeholders to drive financial objectives, make strategic decisions, and analyze value-added analytics. Ms. Moossaian has a sophisticated understanding of long-range budget preparation, GAAP accounting, M&A, planning models, financial forecasting & analysis, decision support, accounting procedures, and continuous process improvement. Her advanced critical thinking, analytical, qualitative, and quantitative analysis skills have been developed through corporate and public accounting and consulting positions. She currently is the Director, Audit & Controls-WBTV Financial Administration for Warner Bros. in Burbank, CA, a position she has held since July 2019. Ms. Moossaian has previously acted as a Director of the Theatrical Production Finance (from July 2009 to April 2018) and Director of Financial Planning & Analysis (from April 2018 to July 2019) for Warner Bros.

The ToughBuilt Board has determined that Ms. Moossaian’s finance expertise is well suited to the board’s support of the Company during this rapid growth phase.

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PROPOSAL NUMBER 1

William Placke, Board Nominee

William “Bill” Placke has been serving as the Head of Strategic Partnerships and Business Development for Ericsson Wireless Office, a publicly listed, global company with more than 100,000 employees operating in over 120 countries, since August 2020. Before being acquired by Ericsson in August 2020, Bill served as the Executive Vice President of Corporate Development and Strategic Alliances for StratusWorX, a Silicon Valley technology company, from June 2016. From June 2016 to June 2017, Bill served as Executive Vice President of Corporate Development at Console Connect, a SaaS and network company in Silicon Valley acquired by PCCW in August 2017. Prior to this, he was the Executive Vice President, General Counsel, and Company Secretary of Digital Globe Services, a London Stock Exchange-listed digital media company from January 2010 to July 2016. Bill has served in executive roles at Charter Communications and in board positions, a member of the Investment Committee, and as Sr. Director of Legal Mergers & Acquisitions at United Pan-Europe Communications/Liberty Global.

Bill began his career as a Corporate, M&A (mergers and acquisitions), and IPO (initial public offering) attorney with the law firm of Roberts, Sheridan & Kotel in New York (now Dickstein, Shapiro) and later as a Cross-Border Mergers and Acquisitions attorney at Clifford Chance, LLP, one of the largest law firms in the world. Bill has served on the Board of Directors of companies in the US, Netherlands, UK, Ireland, and France and has published articles and cited in multiple legal reviews and business reviews on various topics from corporate governance to cross-border mergers and acquisitions and securities issues. Bill earned his law degree (J.D.) from St. John’s University School of law in May 1994, a Diploma in European Union Law from King’s College London in 2000, and his undergraduate degree in Business Administration from the University of Dayton in 1989. He has been licensed to practice law in New York since November 1994 and is a member in good standing with the New York Bar.

ToughBuilt’s Board of Directors has determined that Mr. Placke’s legal expertise and extensive international experience in corporate finance, mergers and acquisitions, and securities offerings would be valuable to the Company’s growth during the Company’s recent rapid growth.

Required Vote

You may vote “FOR,” “AGAINST,” or “ABSTAIN” for each director nominee. Directors are elected by a plurality of the votes properly cast in person or by proxy. If a quorum is present and voting, the five (5) nominees receiving the highest number of affirmative votes will be elected. A “plurality vote” means that the winning candidate only needs to get more votes than a competing candidate. Because our directors are unopposed, he or she only needs one vote to be elected.

Our articles of incorporation do not permit stockholders to cumulate their votes for the election of directors. Shares represented by executed proxies will be voted if authority is not withheld for the five (5) nominees’ election. Abstentions and broker non-votes will not affect the outcome of the election of directors.

Broker non-votes and abstentions will not affect the outcome of the election of directors, although they will be counted for purposes of determining whether there is a quorum. Shares represented by executed proxies will be voted, if authority to do so is not expressly withheld (as indicated on the proxy card), for the election of Ms. Moossaian, and Messrs. Panosian, Keeler, Faught, and Placke to our Board of Directors

Proposal 1–Board Recommendation

Our Board of Directors recommends a vote “FOR” the election Ms. Moossaian and Messrs. Panosian, Keeler, Faught, and Placke to the Board of Directors.

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PROPOSAL NUMBER 2

PROPOSAL NUMBER 2–TO AUTHORIZE THE BOARD OF DIRECTORS, TO AMEND OUR ARTICLES OF INCORPORATION BY DECEMBER 31, 2021 TO EFFECT A REVERSE STOCK SPLIT IN A RATIO OF NOT LESS THAN 1-FOR-2 AND NOT MORE THAN 1-FOR-10, TO BE DETERMINED BY THE BOARD OF DIRECTORS

Background

On April 13, 2021, our Board of Directors unanimously approved and recommended that our stockholders approve a proposal to authorize the Board of Directors, in its discretion, to amend our articles of incorporation, as amended (the “Certificate Amendment”) not later than December 31, 2021, to effect a Reverse Stock Split at a ratio of not less than 1-for-2 and not more than 1-for-10, with the exact ratio to be set within this range by our Board of Directors in its sole discretion but not later than December 31, 2021 (the “Reverse Stock Split”). The final decision of whether to proceed with the Reverse Stock Split and the effective time of the Reverse Stock Split is to be determined by the Board of Directors, at its sole discretion.

If the stockholders approve the Reverse Stock Split, and the Board of Directors decides to implement it, the Reverse Stock Split will become effective as of a date and time to be determined by the Board of Directors that will be specified in the Certificate Amendment (the “Effective Time”). If the Board of Directors does not decide to implement the Reverse Stock Split by December 31, 2021, the authority granted in this proposal to implement the Reverse Stock Split will automatically terminate.

The Reverse Stock Split will be realized simultaneously for all outstanding common stock. The Reverse Stock Split will affect all holders of common stock uniformly, and each stockholder will hold the same percentage of common stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately before the Reverse Stock Split, except for changes that may result from the treatment of fractional shares, as described below. The Reverse Stock Split will not change our common stock’s $0.0001 par value per share and will not reduce the number of authorized shares of common stock. Outstanding shares of common stock resulting from the Reverse Stock Split will remain fully paid and non-assessable.

The text of the proposed Certificate Amendment to effect the Reverse Stock Split is included as Appendix A to this proxy statement. Any final Certificate Amendment will include the Reverse Stock Split ratio fixed by our Board of Directors, within the range approved by our stockholders.

Criteria to Be Used for Decision to Proceed with the Reverse Stock Split

If our stockholders approve the Reverse Stock Split, our Board of Directors will be authorized to proceed with the Reverse Stock Split. The exact ratio of the Reverse Stock Split, within the 1-for-2 to the 1-for-10 range, would be determined by our Board of Directors, in its sole discretion, and publicly announced by us before the Effective Time. In determining whether to proceed with the Reverse Stock Split and setting the appropriate ratio for the Reverse Stock Split, our Board of Directors will consider, among other things, factors such as:

NASDAQ’s minimum price per share requirements;

the historical trading prices and trading volume of our common stock;

the number of shares of our common stock outstanding;

the then prevailing and expected trading prices and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;

the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;

business developments affecting us; and

prevailing general market and economic conditions.

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PROPOSAL NUMBER 2

Reasons for the Reverse Stock Split

If our stockholders approve the Reverse Stock Split, our Board of Directors will be authorized to proceed with the Reverse Stock Split. The Board of Directors believes that the increased market price of the common stock expected as a result of implementing the Reverse Stock Split could improve the marketability and liquidity of our common stock and will encourage interest and trading in our common stock, and, importantly, would enable the common stock to continue to be listed on NASDAQ (if a company trades for 30 consecutive business days below the $1.00 minimum closing bid price requirement, NASDAQ will send a deficiency notice to the company, advising that it has been afforded a “compliance period” of 180 calendar days to regain compliance with the applicable requirements). The Reverse Stock Split could allow a broader range of institutions to invest in our common stock, potentially increasing trading volume and our common stock’s liquidity. The Reverse Stock Split could also help increase analyst and broker interest in our common stock as their policies can discourage them from following or recommending companies with low stock prices.

The Board of Directors (or any authorized committee of the Board of Directors) reserves the right to elect to abandon the Reverse Stock Split, notwithstanding stockholder approval, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company.

Procedure for Effecting Reverse Stock Split

If the Company’s stockholders approve the Reverse Stock Split, and if at such time the Board of Directors still believes that a Reverse Stock Split is in the best interests of the Company and its stockholders, the Board of Directors will determine the exact timing of the filing of the Certificate Amendment. We will then file the Certificate Amendment, the form of which is attached hereto as Appendix A, with the Secretary of State of the State of Nevada to effect the Reverse Stock Split. The Certificate of Amendment text is subject to modification to include such changes as required by the Nevada Secretary of State and as the Board of Directors deems necessary and advisable to effect the Reverse Stock Split.

All shares of our common stock issued and outstanding immediately before the Effective Time would automatically be converted into new shares of our common stock based on the Reverse Stock Split ratio by reclassifying and combining all of our outstanding shares of common stock a proportionately smaller number of shares. For example, if the Board of Directors decides to implement a 1-for-10 Reverse Stock Split of common stock, then a stockholder holding 10,000 shares of common stock before the Reverse Stock Split would instead hold 1,000 shares of common stock immediately after the Reverse Stock Split. If the Board of Directors does not decide to implement the Reverse Stock Split by December 31, 2021, the authority granted in this proposal to implement the Reverse Stock Split will terminate.

As soon as practicable after the Effective Time of the Reverse Stock Split, stockholders of record who hold certificated shares at the Effective Time would receive correspondence from our transfer agent asking them to return the outstanding certificates representing pre-split shares of common stock, which would be canceled upon receipt by our transfer agent, and new certificates representing the post-split shares of common stock would be sent to each of our stockholders. We will bear the costs of the issuance of the new stock certificates. Stockholders who hold uncertificated shares, either as direct or beneficial owners, will have their holdings electronically adjusted by the Company’s transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from the Company’s transfer agent that indicates the number of shares owned in book-entry form.

Following the Effective Time, each certificate representing shares of pre-split common stock will be deemed for all corporate purposes to evidence ownership of post-split common stock.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM OUR TRANSFER AGENT.

Principal Effects of the Reverse Stock Split

If the Reverse Stock Split is approved and our Board of Directors elects to effect the Reverse Stock Split, the number of outstanding shares of common stock will be reduced in proportion to the ratio of the Reverse Stock Split chosen by our Board of Directors.

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PROPOSAL NUMBER 2

Common Stock

Except for the number of shares issued and outstanding and any adjustment that may occur due to the provisions for the treatment of fractional shares, the rights and preferences of outstanding shares of common stock before and after the Reverse Stock Split would remain the same. Holders of the Company’s common stock would continue to have no pre-emptive rights. Following the Reverse Stock Split, each full share of the Company’s common stock resulting from the Reverse Stock Split would entitle the holder thereof to one vote per share and would otherwise be identical to the shares of our common stock immediately before the Reverse Stock Split. Following the Reverse Stock Split, our common stock will continue to be listed on NASDAQ, under the symbol “TBLT,” although it would receive a new CUSIP number.

Because the number of outstanding shares will be reduced due to the Reverse Stock Split, the number of shares available for issuance will be increased. These shares may be used by us for various purposes in the future without further stockholder approval (subject to NASDAQ listing rules), including, among other things, financings, strategic partnering arrangements, or the acquisitions of assets or businesses. However, we currently have no specific plans, arrangements, or understandings, whether written or oral, concerning the increase in shares available for issuance due to the Reverse Stock Split.

Series E Preferred Stock

The Reverse Stock Split will not affect the Series E Preferred Stock.

Effects of the Reverse Stock Split on our Equity Plan and Outstanding Awards

If the Reverse Stock Split is implemented, the number of shares reserved for awards granted under the 2016 Equity Incentive Plan (“2016 Plan”) and 2018 Equity Incentive Plan (“2018 Plan,” and with the 2016 Plan, the “Plans”) and the outstanding awards and unexercised options exercisable for shares of common stock under Plans will be automatically adjusted to reflect the Reverse Stock Split.

Outstanding Warrants

If the Reverse Stock Split is implemented, the number of shares issuable upon the exercise of outstanding warrants and those warrants’ exercise price will be automatically adjusted to reflect the Reverse Stock Split.

Accounting Matters

As a result of the Reverse Stock Split, the stated capital on the Company’s balance sheet attributable to the common stock, which consists of the $0.0001 par value per share of the common stock multiplied by the aggregate number of shares of common stock issued and outstanding, will be reduced in proportion to the size of the Reverse Stock Split. Correspondingly, the Company’s additional paid-in capital account consists of the difference between the Company’s stated capital and the aggregate amount paid to the Company upon issuance of all currently outstanding shares of the common stock credited with the amount by which the stated capital is reduced.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Instead, the Company will issue one whole share of the post-Reverse Stock Split common stock to any stockholder who would have been entitled to receive a fractional share of common stock due to the Reverse Stock Split. Each holder of common stock will hold the same percentage of the outstanding common stock immediately following the Reverse Stock Split as that stockholder did immediately before the Reverse Stock Split, except for adjustments due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares.

Risks Associated with the Reverse Stock Split

Before voting on this proposal, you should consider the following risks associated with implementing the Reverse Stock Split.

The Reverse Stock Split may contribute toward an ownership change under Section 382 of the Code.

If the Company were to undergo an ownership change under Section 382 of the Code, the Company’s ability to use its net operating loss carryovers incurred before the ownership change against income arising after the ownership change would be significantly limited. In general, an “ownership change” under Section 382 of the Code occurs concerning the Company if, over a rolling three-year period, the Company’s “5-percent stockholders” increase their aggregate stock ownership by more than 50 percentage points over their lowest stock ownership during the rolling three-year period. Although we do not expect the Reverse Stock Split to result in an ownership change concerning the Company, because we do not know the number of Company stockholders that may become “five percent stockholders” as a result of the Reverse Stock Split, it is uncertain at this time whether the Reverse Stock Split will result in an ownership change or the extent to which the Reverse Stock Split may contribute toward an ownership change over the rolling three-year period following the Reverse Stock Split.

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PROPOSAL NUMBER 2

The Reverse Stock Split could significantly devaluate the Company’s market capitalization and the common stock’s trading price.

Although we expect that the Reverse Stock Split will increase the market price of the common stock, we cannot assure you that the Reverse Stock Split, if implemented, will increase the market price of the common stock in proportion to the reduction in the number of shares of the common stock outstanding or result in a permanent increase in the market price. Accordingly, the total market capitalization of the common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split and, in the future, the market price of the common stock following the Reverse Stock Split may not exceed or remain higher than the market price before the Reverse Stock Split.

The effect the Reverse Stock Split may have upon the common stock market price cannot be predicted with any certainty. The market price of the common stock is dependent on many factors, including our business and financial performance, general market conditions, prospects for future success, and other factors detailed from time to time in the reports we file with the SEC.

The Reverse Stock Split may result in some stockholders owning “odd lots” that may be more difficult to sell or require significant transaction costs per share to sell.

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock on a post-split basis. These odd lots may be more challenging to sell or require significant transaction costs per share to sell than shares in “round lots” of even multiples of 100 shares.

The Reverse Stock Split may not generate additional investor interest.

While the Board of Directors believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split will result in a per-share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of the common stock may not necessarily improve.

The reduced number of issued shares of common stock resulting from a Reverse Stock Split could adversely affect the common stock’s liquidity.

Although the Board of Directors believes that the decrease in the number of shares of common stock outstanding as a consequence of the Reverse Stock Split and the anticipated increase in the market price of common stock could encourage interest in the common stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

Anti-Takeover and Dilutive Effects

The Reverse Stock Split is not to establish any barriers to a Change of Control or acquisition of the Company; rather, shares of common stock that are authorized but unissued provide the Board with the flexibility to effect, among other transactions, public or private financings, mergers, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, the Board may use these unissued shares to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Certificate Amendment would give the Board authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or NASDAQ rules. The Certificate Amendment is not being recommended in response to any specific known effort or threat to obtain control of the Company, nor does the Board have any present intent to use the authorized but unissued common stock to impede a takeover attempt. There are no plans or proposals to adopt other provisions or enter into any arrangements that have material anti-takeover effects.

Also, the issuance of additional shares of common stock for any of the corporate purposes listed above could have a dilutive effect on earnings per share and the book or market value of the outstanding common stock, depending on the circumstances, and would likely dilute a stockholder’s percentage voting power in the Company. Holders of common stock are not entitled to preemptive rights or other protections against dilution. The Board intends to take these factors into account before authorizing any new issuance of shares.

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PROPOSAL NUMBER 2

No Going Private Transaction

The Board of Directors does not intend for the Reverse Stock Split to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act. The Company has no plan at the date of this proxy statement to take itself private.

No Appraisal Rights

Under the NRS, our stockholders are not entitled to appraisal rights concerning the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Material United States Federal Income Tax Consequences of the Reverse Stock Split

The following discussion summarizes the material U.S. federal income tax consequences of the Reverse Stock Split to us and to U.S. Holders (as defined below) that hold shares of our common stock as capital assets (i.e., for investment) for U.S. federal income tax purposes. This discussion is based upon current U.S. tax law, which is subject to change, possibly with retroactive effect and differing interpretations. Any such change may cause the U.S. federal income tax consequences of the Reverse Stock Split to vary substantially from the consequences summarized below. We have not sought and will not seek any rulings from the Internal Revenue Service (the “IRS”) regarding the matters discussed below, and there can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the Reverse Stock Split.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our common stock that, for U.S. federal income tax purposes, is or is treated as (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or any other entity or arrangement treated as a corporation) created or organized under the laws of the United States, any state thereof, or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code, or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.

This summary does not address all aspects of U.S. federal income taxation that may be relevant to U.S. Holders in light of their particular circumstances or to stockholders who may be subject to special tax treatment under the Code, including, without limitation, dealers in securities, commodities or foreign currency, persons who are treated as non-U.S. persons for U.S. federal income tax purposes, certain former citizens or long-term residents of the United States, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, persons whose functional currency is not the U.S. dollar, traders that mark-to-market their securities or persons who hold their shares of our common stock as part of a hedge, straddle, conversion or other risk reduction transaction. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of the partnership (or other entity treated as a partnership) and a partner in the partnership will generally depend on the status of the partner and the activities of such partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our common stock and the partners in such entities should consult their tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split to them.

The state and local tax consequences, alternative minimum tax consequences, non-U.S. tax consequences, and U.S. estate and gift tax consequences of the Reverse Stock Split are not discussed herein and may vary as to each U.S. Holder. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after, or at the same time as the Reverse Stock Split, whether or not they are connected with the Reverse Stock Split. This discussion should not be considered as tax or investment advice, and the tax consequences of the Reverse Stock Split may not be the same for all stockholders. U.S. Holders should consult their tax advisors to understand their individual federal, state, local, and foreign tax consequences.

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PROPOSAL NUMBER 2

Tax Consequences to the Company

We believe that the Reverse Stock Split should constitute a reorganization under Section 368(a)(1)(E) of the Code. Accordingly, we should not recognize taxable income, gain, or loss connected with the Reverse Stock Split.

Tax Consequences to U.S. Holders

A U.S. Holder should generally not recognize gain or loss due to the Reverse Stock Split for U.S. federal income tax purposes. A U.S. Holder’s aggregate adjusted tax basis in the shares of our common stock received under the Reverse Stock Split should equal the aggregate adjusted tax basis of the shares of our common stock exchanged therefor. The U.S. Holder’s holding period in the shares of our common stock received under the Reverse Stock Split should include the holding period in the shares of our common stock exchanged therefor. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization to shares received in such recapitalization. A U.S. Holder that acquired shares of our common stock on different dates and at different prices should consult their tax advisors regarding allocating the tax basis and holding period from shares of common stock surrendered in the Reverse Stock Split to shares received in the Reverse Stock Split.

Alternative characterizations of the Reverse Stock Split are possible. For example, while the Reverse Stock Split would generally be treated as a tax-free recapitalization under the Code, a U.S. Holder that receives a fractional share resulting from the Reverse Stock Split being rounded up to the nearest whole share may recognize gain for federal income tax purposes equal to the value of the additional fractional share. However, we believe that, in such case, the resulting tax liability may not be material given the low value of such fractional interest. U.S. Holders should consult their tax advisors regarding alternative characterizations of the Reverse Stock Split for U.S. federal income tax purposes.

YOU SHOULD CONSULT YOUR TAX ADVISOR AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Reservation of Right to Abandon Reverse Stock Split

The Board of Directors reserves the right not to file the Certificate Amendment and to abandon any Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the filing of the Certificate Amendment with the Nevada Secretary of State, even if our stockholders approve this proposal at the Annual Meeting. By voting in favor of this proposal, you expressly authorize the Board of Directors to delay, not proceed with, or abandon, the proposed Certificate Amendment if it should so decide, in its sole discretion, that such action is in the best interests of our stockholders.

Required Vote

The affirmative “FOR” vote of the holders of two-thirds of the outstanding shares (assuming a quorum is present) is required for the approval of the Certificate Amendment to effect the Reverse Stock Split. Abstentions will act as a vote against the Reverse Stock Split. Unless marked to the contrary, executed proxies received will be voted “FOR” Proposal 2.

Proposal 2–Board Recommendation

Our Board of Directors unanimously recommends that you vote “FOR” providing the board with discretion authority to amend our articles of incorporation to effect the Reverse Stock Split.

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PROPOSAL NUMBER 3

PROPOSAL 3–TO AMEND OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON STOCK FROM 200 MILLION TO 500 MILLION SHARES

General

Our articles of incorporation currently authorize us to issue 200,000,000 shares of common stock, par value $0.0001 per share. Our board has approved and is seeking stockholder approval to amend our articles of incorporation to increase the authorized number of shares of common stock to 500,000,000 shares.

If approved at the Annual Meeting, we intend to file the amendment with the Nevada Secretary of State as soon as practicable.

The amendment will not modify the rights of existing stockholders in any material respect, and the additional authorized shares of common stock would be identical to our currently outstanding common stock. Our stockholders do not currently have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future. Therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power, and other interests of the existing stockholders.

The Reverse Stock Split under Proposal 2 will not affect the Company’s authorized number of common stock.

Reasons for the Proposed Increase in Authorized Common Stock

The board believes that it is prudent to increase the authorized number of shares of common stock to maintain a reserve of shares available for immediate issuance to meet business needs, such as a strategic acquisition opportunity or equity offering, promptly as they arise. The Board of Directors believes that maintaining such a reserve will save time and money in responding to future events requiring the issuance of additional shares of common stock, such as strategic acquisitions or future equity offerings. Such increase is consistent with the Company’s registration statement of Form S-3 filed with the SEC on February 2, 2021, and effective February 8, 2021 (the “Registered Offering”).

All authorized but unissued shares of common stock will be available for issuance from time to time for any proper purpose approved by the Board of Directors (including issuances in connection with issuances to raise capital, effect acquisitions, or stock-based employee benefit plans), without a further vote of the stockholders, except as required under applicable law or the NASDAQ Marketplace Rules. There are currently no arrangements, agreements, or understandings for issuing the additional shares of authorized common stock except for issuances in the ordinary course of business and issuance under the Registered Offering. The Board of Directors does not presently intend to seek further stockholder approval of any particular issuance of shares unless such approval is required by law or the NASDAQ Marketplace Rules.

Vote Required

The affirmative vote of the holders of a majority of the shares of common stock outstanding is needed to approve an amendment to our articles of incorporation to increase the number of authorized shares of common stock from 200 million to 500 million.

Proposal 3–Board Recommendation

The board has unanimously determined that the amendment is advisable and in the Company’s best interests and our stockholders and recommends that our stockholders “FOR” the amendment.

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EXECUTIVE OFFICERS

Directors and Executive Officers

Our executive officers’ names, ages, positions with us, and other biographical information as of the date of this proxy statement are set forth below. The biographical information for each of Messrs. Michael Panosian and Joshua Keeler is included under Proposal 1 of this proxy statement.

There are no family relationships among any of our directors or executive officers.

Name	Age	Position
Michael Panosian	58	President, Chief Executive Officer, and Chairperson
Martin Galstyan	35	Chief Financial Officer
Joshua Keeler	42	Vice President–Research & Development and Director
Zareh Khachatoorian	62	Chief Operating Officer and Secretary

Martin Galstyan, Interim Chief Financial Officer

Mr. Galstyan has been servicing as the Chief Financial Officer of the Company since July 2, 2020. Mr. Galstyan joined the Company in 2012 as an account manager and became the controller of the Company in 2014. Mr. Galstyan set up the Enterprise Resource Planning (“ERP”) system for the Company and EDI (Electronic Data Interchange) for the Company’s big-box retailers. Mr. Galstyan has Bachelor’s in Accounting from Woodbury University in California.

Zareh Khachatoorian, Chief Operating Officer and Secretary

Mr. Khachatoorian has over 30 years of experience in corporate purchasing, product development, merchandising, and operations. Before joining ToughBuilt in January 2016, Mr. Khachatoorian was the President of Mount Holyoke Inc. in Northridge, California, starting in May 2014. Mr. Khachatoorian led Mount Holyoke Inc. in the servicing of its entire import and distribution operations. From August 2008 to April 2014, Mr. Khachatoorian served as the Vice President of Operations at Allied International (“Allied”) in Sylmar, California. At Allied, Mr. Khachatoorian was responsible for managing overseas and domestic office employees and departments involved in procurement and purchasing, inventory management, product development, engineering, control and quality assurance, and other related areas. Mr. Khachatoorian holds a BS degree in Industrial Systems Engineering from the University of Southern California. Additionally, Mr. Khachatoorian has been credited as the inventor or co-inventor of more than 20 issued patents and several pending patents with the USPTO. Mr. Khachatoorian is fluent in Armenian and Farsi.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten (10) years, none of our directors or executive officers were involved in any of the following: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two (2) years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

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EXECUTIVE COMPENSATION

The following table summarizes compensation for the years ended December 31, 2020, and 2019 for all individuals serving as the Company’s principal executive officer or acting in a similar capacity during the last completed fiscal year (“PEO”), regardless of compensation level, two most highly compensated executive officers other than the PEO who were serving as executive officers at the end of the last completed fiscal year; and up to two additional individuals for whom disclosure would have been provided under paragraph (m)(2)(ii) of Item 402 of Regulation S-K but for the fact that the individual was not serving as an executive officer of the smaller reporting company at the end of the last completed fiscal year (each a “Named Executive Officer”).

Summary Compensation Table

The following table provides information regarding the compensation of our Named Executive Officers during the years ended December 31, 2020, and 2019:

Name and Position	Fiscal Year Ended December 31,	Salary	Bonus	Stock Compensation	Option Awards	All Other Compensation (1)	Total
		($)	($)	($)	($)	($)	($)
Michael Panosian	2020	423,500	—	—	—	39,510	463,010
CEO (PEO)	2019	385,000	—	—	—	44,423	429,423

Martin Galstyan	2020	219,315	—	—	—	—	219,315
Interim CFO (2)	2019	—	—	—	—	—	—

Joshua Keeler	2020	330,000	—	—	—	36,826	366,826
VP of R&D	2019	285,000	—	—	—	32,884	317,884

Zareh Khachatoorian	2020	230,000	—	—	—	8,846	238,836
COO	2019	230,000	—	—	—	—	230,000

(1)	Vacation pay and other.

(2)	Martin Galstyan was appointed as Interim Chief Financial Officer of the Company on July 2, 2020.

Employment Agreements, Separation Agreements and Potential Payments upon Termination or Change of Control

Except as set forth below, we currently have no other written employment agreements with any of our officers and directors. The following is a description of our current executive employment agreements:

Employment Agreement with Michael Panosian

We entered into an employment agreement with Mr. Panosian on January 3, 2017, that governs the terms of his employment with us as President and Chief Executive Officer. Under the agreement, Mr. Panosian received a “sign-on-bonus” of $50,000. The agreement’s term is for five years, and Mr. Panosian is entitled to an Annual base salary of $350,000 beginning on January 1, 2017, and increasing by 10% each year commencing on January 1, 2018. Mr. Panosian was granted a stock option to purchase 125,000 shares of the Company’s common stock at an exercise price of $10.00 per share, which, because of the subsequent Reverse Stock Splits, has been adjusted to 6,250 shares for $200 per share. The employment agreement also entitles Mr. Panosian to, among other benefits, the following compensation: (i) eligibility to receive an Annual cash bonus at the sole discretion of the board and as determined by the Compensation Committee commensurate with the policies and practices applicable to other senior executive officers of the Company; (ii) an opportunity to participate in any stock option, performance share, performance unit or other equity-based long-term incentive compensation plan commensurate with the terms and conditions applicable to other senior executive officers and (iii) participation in welfare benefit plans, practices, policies, and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death, and travel accident insurance plans and programs) to the extent available to our other senior executive officers.

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Employment Agreement with Josh Keeler

We entered into an employment agreement with Mr. Keeler on January 3, 2017, that governs the terms of his employment with us as Vice President of Research & Development. Under the agreement, Mr. Keeler received a “sign-on-bonus” of $35,000. The agreement’s term is for five years, and Mr. Keeler is entitled to an Annual base salary of $250,000 beginning on January 1, 2017, and increasing by 10% each year commencing on January 1, 2018. The employment agreement also entitles Mr. Keeler to, among other benefits, the following compensation: (i) eligibility to receive an Annual cash bonus at the sole discretion of the board and as determined by the Compensation Committee commensurate with the policies and practices applicable to other senior executive officers of the Company; (ii) an opportunity to participate in any stock option, performance share, performance unit or other equity-based long-term incentive compensation plan commensurate with the terms and conditions applicable to other senior executive officers and (iii) participation in welfare benefit plans, practices, policies, and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death, and travel accident insurance plans and programs) to the extent available to our other senior executive officers.

Potential Payments to Messrs. Panosian and Keeler upon Termination or Change in Control

According to the employment agreements, regardless of how Messrs. Panosian and Mr. Keeler’s service terminates, each executive officer is entitled to receive amounts earned during his term of service, including salary and other benefits. Also, each of them is eligible to receive certain benefits under his agreement with us described above.

The Company is permitted to terminate the employment of Mr. Panosian and Mr. Keeler for the following reasons: (1) death or disability, (2) Termination for Cause (as defined below), or (3) for no reason.

Each such officer is permitted Termination for Good Reason (as defined below) of such officer’s employment. Also, each such officer may terminate his or her employment upon written notice to the Company 90 days prior to the effective date of such termination.

In the event of such officer’s death during the employment period or termination due to such officer’s disability, such officer or his or her beneficiaries or legal representatives shall be provided the sum of (a) an amount equal to two times the officer’s then prevailing base salary and (b) the bonus that would have been payable to such officer subject to any performance conditions and (c) certain other benefits provided for in the employment agreement.

In the event of such officer’s Termination for Cause by the Company or the termination of such officer’s employment as a result of such officer’s resignation other than a Termination for Good Reason, such officer shall be provided certain benefits provided in the employment agreement and payment of all accrued and unpaid compensation and wages. However, such officer shall have no right to compensation or benefits for any period after the effective date of termination.

Under the employment agreements, “Cause” means: such officer willfully engages in an act or omission which is in bad faith and to the detriment of the Company, engages in gross misconduct, gross negligence, or willful malfeasance, in each case that causes material harm to the Company, breaches this agreement in any material respect, habitually neglects or materially fails to perform his duties (other than any such failure resulting solely from such officer’s physical or mental disability or incapacity) after a written demand for substantial performance is delivered to such officer which identifies the manner in which the Company believes that such officer has not performed his duties, commits or is convicted of a felony or any crime involving moral turpitude, uses drugs or alcohol in a way that either interferes with the performance of his duties or compromises the integrity or reputation of the Company, or engages in any act of dishonesty involving the Company, disclosure of Company’s confidential information not required by applicable law, commercial bribery, or perpetration of fraud; provided, however, that such officer shall have at least forty-five (45) calendar days to cure, if curable, any of the events which could lead to his termination for Cause.

Under the employment agreements, “Termination for Good Reason” means any of the following that is undertaken without the officer’s express written consent: (i) the assignment to such officer of principal duties or responsibilities, or the substantial reduction of such officer’s duties and responsibilities, either of which is materially inconsistent with such officer’s position as President and Chief Executive Officer of the Company and Director of Design & Development, respectively; (ii) a material reduction by the Company in such officer’s Annual base salary, except to the extent the salaries of other executive employees of the Company and any other controlled subsidiary of the Company are similarly reduced; (iii) such officer’s principal place of business is, without his consent, relocated by a distance of more than thirty (30) miles from the center of Glendale, California; or (iv) any material breach by the Company of any provision of this agreement.

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Involuntary Termination Other Than for Cause, Death or Disability or Voluntary Termination for Good Reason

Following a Change of Control. If, within twenty-four (24) months following a Change of Control, the officer’s employment is terminated involuntarily by the Company other than for Cause, death, or Disability or by such officer pursuant to a Voluntary Termination for Good Reason, and such officer executes and does not revoke a general release of claims against the Company and its affiliates in a form acceptable to the Company, then the Company shall provide such officer with, among other benefits, a lump sum payment in the amount equal to four times such officer’s then prevailing base salary in the case of Mr. Panosian and three times such officer’s then prevailing base salary in the case of Mr. Keeler, plus the officer’s target for the Annual short term incentive portion of the corporate bonus program for such year as in effect immediately prior to such termination, in addition to any other earned but unpaid base salary or vacation pay due through the date of such termination, as well as a pro rata portion of the executive’s Annual short term incentive portion of the corporate bonus program for such year (if any) and a pro rata portion of the executive’s long-term incentive portion of the corporate bonus program (if any).

Employment Agreement with Zareh Khachatoorian

We entered into an employment agreement with Mr. Khachatoorian on January 3, 2017, that governs the terms of his employment with us as Chief Operating Officer and Secretary. The agreement’s term is for three years, and Mr. Khachatoorian is entitled to an Annual base salary of $180,000 beginning on January 1, 2017, and increasing by 10% each year commencing on January 1, 2018. The employment agreement also entitles Mr. Khachatoorian to, among other benefits, the following compensation: (i) eligibility to receive an Annual cash bonus at the sole discretion of the board and as determined by the Compensation Committee commensurate with the policies and practices applicable to other senior executive officers of the Company; (ii) an opportunity to participate in any stock option, performance share, performance unit or other equity-based long-term incentive compensation plan commensurate with the terms and conditions applicable to other senior executive officers and (iii) participation in welfare benefit plans, practices, policies, and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death, and travel accident insurance plans and programs) to the extent available to our other senior executive officers.

The Company is permitted to terminate the employment of Mr. Khachatoorian for the following reasons: (1) death or disability, (2) Termination for Cause (as defined above), or (3) for no reason. In the event of Mr. Khachatoorian’s (i) death or disability, or (ii) Termination for Cause by the Company, Mr. Khachatoorian or his beneficiaries or legal representatives shall be entitled to payment for all accrued and unpaid compensation and wages and in addition pay to Mr. Khachatoorian a sum equivalent to one month’s salary, but shall have no right to compensation or benefits for any period after the effective date of his death or disability.

In the event of the termination of Mr. Khachatoorian’s employment for Good Reason, he shall be provided certain benefits listed in the employment agreement and payment of all accrued and unpaid compensation and wages, but the executive shall have no right to compensation or benefits for any period after the effective date of termination.

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Outstanding Equity Awards at December 31, 2020

The following table presents information concerning outstanding equity awards held by our Named Executive Officers as of December 31, 2020:

Name	Number of Securities Underlying Unexercised Options (Exercisable)		Number of Securities Underlying Unexercised Options (Unexercisable)	Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date
	(#)		(#)	(#)	($)
Michael Panosian (PEO)	6,250	(1)	—	—	$200.00	7/5/2026
	16,472	(2)	3,528	—	$42.90	6/30/2023
Joshua Keeler	16,472	(3)	3,528	—	$42.90	6/30/2023
Zareh Khachatoorian	9,060	(4)	1,940	—	$39.00	6/30/2023

(1)	On January 3, 2017, the Company granted Michael Panosian an incentive stock option to purchase 125,000 shares of common stock for $10.00 per share under the Company’s 2016 Equity Incentive Plan. The option vested in 25% equal increments commencing on the first anniversary of the date of grant and expires on the fifth anniversary of the date of grant. Due to the 1-for-2 and 1-for 10 Reverse Stock Splits of the Company’s common stock on September 3, 2018, and April 15, 2020, respectively, the number of shares issuable upon the exercise of the stock option was adjusted to 6,250, and the exercise price was adjusted to $200 per share.

(2)	On September 14, 2018, the Company granted Michael Panosian an incentive stock option to purchase 200,000 shares of common stock for $4.29 per share under the Company’s 2018 Equity Incentive Plan. The option vests in 25% equal increments commencing on the date of grant and each anniversary after that. Due to the 1-for 10 Reverse Stock Split of the Company’s common stock on April 15, 2020, the number of shares issuable upon the stock option was adjusted to 20,000, and the exercise price was adjusted to $42.90 per share.

(3)	On September 14, 2018, the Company granted Joshua Keeler an incentive stock option to purchase 200,000 shares of common stock for $4.29 per share under the Company’s 2018 Equity Incentive Plan. The option vests in 25% equal increments commencing on the date of grant and each anniversary after that. Due to the 1-for 10 Reverse Stock Split of the Company’s common stock on April 15, 2020, the number of shares issuable upon the stock option was adjusted to 20,000, and the exercise price was adjusted to $42.90 per share.

(4)	On September 14, 2018, the Company granted Zareh Khachatoorian an incentive stock option to purchase 110,000 shares of common stock for $3.90 per share under the Company’s 2018 Equity Incentive Plan. The option vests in 25% equal increments commencing on the date of grant and each anniversary after that. Due to the 1-for 10 Reverse Stock Split of the Company’s common stock on April 15, 2020, the number of shares issuable upon the stock option was adjusted to 11,000, and the exercise price was adjusted to $39.00 per share.

Equity Plan Information

The 2016 Equity Incentive Plan

The 2016 Equity Incentive Plan (the “2016 Plan”) was adopted by the Board of Directors and approved by the stockholders on July 6, 2016. The awards per the 2016 Plan may be granted through July 5, 2026, to the Company’s employees, consultants, directors, and non-employee directors provided such consultants, directors, and non-employee directors render good faith services not in connection with the offer and sale of securities in a capital-raising transaction. The awards (“Awards”) issuable under the 2016 Plan consist of ISOs, nonqualified stock options (NQSOs and together with ISOs, the “Options”), restricted stock awards, stock bonus awards, stock appreciation rights (SARs), restricted stock units (RSUs) and performance awards. The 2016 Plan shall be administered by the Compensation Committee or the Board of Directors.

ISO’s may be granted only to employees. All other Awards may be granted to employees, consultants, directors, and non-employee directors of the Company or any subsidiary of the Company provided such consultants, directors, and non-employee directors render bona fide services not connected with the offer sale of securities in a capital-raising transaction.

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Options may be vested and exercisable within the times or upon the conditions as outlined in the Award agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of 10 years from the date the Option is granted; and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than 10 percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee or Board also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in the number of shares or percentage of shares as the Compensation Committee or Board determines.

Under the 2016 Plan, the exercise price of an Option will be determined by the Committee or if there is no committee, the Board of Directors, when the Option granted; provided that: (i) the exercise price of an Option will be not less than 100% of the Fair Market Value of the shares on the date of grant and (ii) the exercise price of an ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the shares on the date of grant.

Under the 2016 Plan, the term “Fair Market Value” is defined, as of any date, the value of a share of the Company’s common stock determined as follows: (a) if such common stock is publicly traded and is then listed on a national securities exchange, the closing price on the date of determination on the principal national securities exchange on which the common stock is listed or admitted to trading as officially quoted in the composite tape of transactions on such exchange or such other source as the Committee deems reliable for the applicable date; (b) if such common stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable; (c) in the case of an Option or SAR grant made on the effective date, the price per share at which shares of the Company’s common stock are initially offered for sale to the public by the Company’s underwriters in the IPO of the Company’s common stock pursuant to a registration statement filed with the SEC under the Securities Act; or

If the number of outstanding shares of common stock is changed by a stock dividend, recapitalization, stock split, Reverse Stock Split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then (a) the number of shares reserved for issuance and future grant under the 2016 Plan, (b) the exercise prices of and number of shares subject to outstanding Options and SARs, (c) the number of shares subject to other outstanding Awards, (d) the maximum number of shares that may be issued as ISO’s set forth in the 2016 Plan, (e) the maximum number of shares that may be issued to an individual or to a new employee in any one calendar year set forth in the 2016 Plan and (f) the number of shares that are granted as Awards to Non-employee directors, shall be proportionately adjusted, subject to any required action by the board or the stockholders of the Company and in compliance with applicable securities laws; provided that fractions of a share will not be issued.

The maximum number of shares of our common stock that may be issued under the 2016 Plan is 100,000 shares, which amount will be (a) reduced by Awards granted under the 2016 Plan, and (b) increased to the extent that Awards granted under the 2016 Plan are forfeited, expire or are settled for cash (except as otherwise provided in the 2016 Plan). No employee will be eligible to receive more than 12,500 shares of common stock in any calendar year under the 2016 Plan under the grant of Awards.

The initial amount of shares of common stock authorized and reserved for issuance under the 2016 Plan was 12 million. The amount was subsequently reduced to 2 million due to the Company’s one-for-six Reverse Stock Split on October 5, 2016, then to 1 million for the Company’s 1-for-2 Reverse Stock Split on September 3, 2018, and then to 100,000 shares for the Company’s 1-for-10 Reverse Stock Split on April 15, 2020.

Michael Panosian currently holds an ISO exercisable for 6,250 shares of common stock (as adjusted) at $200 per share, and there are 93,750 shares of common stock authorized and reserved for issuance pursuant to Awards granted under the 2016 Plan.

The 2018 Equity Incentive Plan

On July 1, 2018, the Board of Directors and the Company’s stockholders approved and adopted the Company’s 2018 Equity Incentive Plan (the “2018 Plan”). The 2018 Plan supplements and does not replace the existing 2016 Equity Incentive Plan. Awards may be granted under the 2018 Plan through June 30, 2023, to the Company’s employees, officers, consultants, and non-employee directors.

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The Awards issuable under the 2018 Plan consist of ISOs and NQSOs, restricted stock awards, stock bonus awards, SARs, restricted stock and RSUs, performance awards, and other share-based awards. The board may delegate all or a portion of the administration of the 2016 Plan to a Committee. The board shall administer the 2018 Plan unless and until the Board delegates administration of the 2018 Plan to a Committee.

The initial amount of common stock shares authorized and reserved for issuance under the 2018 Plan was 2 million. The amount was subsequently reduced to 1 million due to the Company’s 1-for-2 Reverse Stock Split on September 3, 2018. On April 12, 2019, the board and stockholders approved to increase the number of shares to 20 million and then, on February 14, 2020, to 35 million. The amount was later reduced to 3.as a result of the Company’s 1-for 10 Reverse Stock Split on April 15, 2020.

The number of shares of common stock that may be issued under the 2018 Plan will be (a) reduced by Awards granted under the 2018 Plan, and (b) increased to the extent that Awards granted under the 2018 Plan are forfeited, expire, or are settled for cash (except as otherwise provided in the 2018 Plan). Currently, no employee will be eligible to receive more than 350,000 shares of common stock (10% of authorized shares under the 2018 Plan) in any calendar year under the 2018 Plan under the grant of Awards.

If any shares of common stock subject to an Award are forfeited, an Award expires or otherwise terminates without the issuance of shares of common stock, or an Award is settled for cash (in whole or in part) or otherwise does not result in the issuance of all or a portion of the Shares of common stock subject to such Award (including on payment in shares of common stock on the exercise of a Stock Appreciation Right), such shares of common stock shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for issuance under the Plan.

If (i) any Option or other Award granted is exercised through the tendering of shares of common stock (either actually or by attestation) or by the withholding of shares of common stock by the Company, or (ii) withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of shares of common stock (either actually or by attestation) or by the withholding of shares of common stock by the Company, then the shares of common stock so tendered or withheld shall be available for issuance under the Plan.

The following provisions shall apply to Awards in the event of a Corporate Transaction unless otherwise provided in a written agreement between the Company or any affiliate and the holder of the Award or unless otherwise expressly provided by the board at the time of grant of an Award:

In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the 2018 Plan or may substitute similar stock awards for Awards outstanding under the 2018 Plan (including, but not limited to, Awards to acquire the same consideration paid to the stockholders of the Company under the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of common stock issued according to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation may choose to assume or continue only a portion of a Stock Award or substitute a similar Stock Award for only a portion of a Stock Award. The board shall set the terms of any assumption, continuation, or substitution under the provisions of the 2018 Plan.

In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue any or all outstanding Awards or substitute similar stock awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by participants whose continuous service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, if applicable, the time at which such stock awards may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in total to a date prior to the effective time of such Corporate Transaction as the board shall determine (or, if the board shall not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Awards shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards shall lapse (contingent upon the effectiveness of the Corporate Transaction). No vested Restricted Stock Unit Award shall terminate pursuant to this Section 11.3(b) without being settled by delivery of shares of common stock, their cash equivalent, any combination thereof, or in any other form of consideration, as determined by the board, prior to the effective time of the Corporate Transaction.

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In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue any or all outstanding Awards or substitute similar stock awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, the vesting of such Awards (and, if applicable, the time at which such Award may be exercised) shall not be accelerated and such Awards (other than an Award consisting of vested and outstanding shares of common stock not subject to the Company’s right of repurchase) shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards shall not terminate and may continue to be exercised notwithstanding the Corporate Transaction. No vested Restricted Stock Unit Award shall terminate without being settled by delivery of shares of common stock, their cash equivalent, any combination thereof, or in any other form of consideration, as determined by the board, prior to the effective time of the Corporate Transaction.

Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the board, equal in value to the excess, if any, of (i) the value of the property the holder of the Award would have received upon the exercise of the Award immediately prior to the effective time of the Corporate Transaction, over (ii) any exercise price payable by such holder in connection with such exercise.

The term “Corporate Transaction” is defined in the 2018 Plan as the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

a sale or other disposition of all or substantially all, as determined by the board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

a sale or other disposition of at least 90 percent (90%) of the outstanding securities of the Company;

the consummation of a merger, consolidation, or similar transaction following which the Company is not the surviving corporation; or

the consummation of a merger, consolidation, or similar transaction following which the Company is the surviving corporation but the shares of common stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

Change in Control. An Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control (as defined in the 2018 Plan) as may be provided in the agreement for such Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant. An Award may vest as to all or any portion of the shares subject to the Award (i) immediately upon the occurrence of a Change in Control, whether or not such Award is assumed, continued, or substituted by a surviving or acquiring entity in the Change in Control, or (ii) in the event a Participant’s Continuous Service is terminated, actually or constructively, within a designated period following the occurrence of a Change in Control. In the absence of such provisions, no such acceleration shall occur. Our Compensation Committee will: (i) interpret our Plans; and (ii) make all other determinations and take all other actions that may be necessary or advisable to implement and administer our Plans. The Plans provide that in the event of a Change of Control event, the Compensation Committee or our Board of Directors shall have the discretion to determine whether and to what extent to accelerate the vesting, exercise, or payment of an award.

In addition, our Board of Directors may amend our Plans at any time. However, without stockholder approval, our Plans may not be amended in a manner that would:

increase the number of shares that may be issued under the Plans;

materially modify the requirements for eligibility for participation in the Plans;

materially increase the benefits to participants provided by the Plans; or

disqualify the Plans for an exemption under Rule 16b-3 promulgated under the Exchange Act.

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Awards previously granted under the Plans may not be impaired or affected by any amendment of the Plans without the consent of the affected grantees.

Outstanding Equity Awards

Plan Category:	Number of securities to be issued upon exercise of outstanding options, warrants and rights:	Weighted average exercise price of outstanding options, warrants and rights:	Number of securities remaining available for future issuance:
2016 Equity Incentive Plan (1):
Equity compensation plans approved by security holders	6,250	$200.00	93,750
Equity compensation plans not approved by security holders	—	—	—
Subtotal	6,250	$200.00	93,750
2018 Equity Incentive Plan (2):
Equity compensation plans approved by security holders	51,000	$42.06	3,349,000	(3)
Equity compensation plans not approved by security holders	—	—	—
Subtotal	51,000	$42.06	3,349,000	(3)
Total	57,250		3,442,750

(1)	The initial amount of common stock shares authorized and reserved for issuance under the 2016 Plan was 12 million. The amount was subsequently reduced to 2 million due to the Company’s one-for-six Reverse Stock Split on October 5, 2016, then to 1 million for the Company’s 1-for-2 Reverse Stock Split on September 3, 2018, and then to 100,000 shares for the Company’s 1-for 10 Reverse Stock Split on April 15, 2020. Michael Panosian currently holds an incentive stock option exercisable for 6,250 shares of common stock (as adjusted) at $200 per share, and there are 93,750 shares of common stock authorized and reserved for issuance under awards granted under the 2016 Plan.

(2)	The initial amount of common stock shares authorized and reserved for issuance under the 2018 Plan was 2 million. The amount was later reduced to 1 million due to the Company’s 1-for-2 Reverse Stock Split on September 3, 2018. On April 12, 2019, the board and stockholders approved to increase the number of shares to 20 million and then, on February 14, 2020, to 35 million. The amount was later reduced to 3.5 million due to the Company’s 1-for 10 Reverse Stock Split on April 15, 2020.

(3)	The amount does not include 100,000 restricted stock awards granted to certain employees on September 14, 2018, under the 2018 Plan.

Other Compensation Matters and Policies

Tax and Accounting Considerations

Internal Revenue Code Section 162(m) generally limits the amount that we may deduct for compensation paid to our Chief Executive Officer, Chief Financial Officer, and to each of our three most highly compensated officers to $1 million per person. Previously, exemptions to this deductibility limit could be made for various forms of “performance-based” compensation. The exemption from Section 162(m)’s deduction limit for performance-based compensation was repealed under the 2017 Tax Cuts and Jobs Act, effective for taxable years beginning after December 31, 2017. As a result, compensation paid to our “covered employees” under Section 162(m), including our Chief Executive Officer, Chief Financial Officer, and three other highest-paid officers, more than $1 million will not be deductible unless it qualifies for transition relief which grandfathers compensation paid under written binding contracts in effect on November 2, 2017. We expect that equity awards granted or other compensation provided under arrangements entered into or materially modified after November 2, 2017, generally will not be deductible to the extent they result in compensation to certain executive officers that exceeds $1 million in any one year for any such officer. Although the Compensation Committee cannot predict how the deductibility limit may impact our compensation program in future years, the Compensation Committee intends to maintain an approach to executive compensation that follows our pay-for-performance philosophy.

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Section 409A of the Internal Revenue Code imposes significant additional taxes if an executive officer, director, or other service provider receives “deferred compensation” that does not satisfy Section 409A. Although we do not maintain traditional nonqualified deferred compensation plans, Section 409A may apply to specific arrangements we enter into with our executive officers, including our Change of Control severance arrangements. Consequently, to assist in avoiding additional tax under Section 409A, we intend to design any such arrangements to avoid the application of Section 409A.

Related Person Transactions and Section 16(a) Beneficial Ownership Reporting Compliance

Policies and Procedures for Related Person Transactions

We have adopted a written related person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration, and oversight of “related party transactions.” For purposes of our policy only, a “related party transaction” is a transaction, arrangement, or relationship (or any series of similar transactions, arrangements, or relationships) in which we and any “related party” are participants involving an amount that exceeds $120,000.

Transactions involving compensation for services provided to us as an employee or director are not considered related person transactions under this policy. A related party is any executive officer, director, or holder of more than five percent of our common stock, including any of their immediate family members and any entity owned or controlled by such persons.

Our Interim Chief Financial Officer, Martin Galstyan, must present information regarding a proposed related party transaction to our Board of Directors. Under the policy, where a transaction has been identified as a related party transaction, Mr. Galstyan must present information regarding the proposed related party transaction to our Nominating and Corporate Governance Committee, once the same is established, for review. The presentation must include a description of, among other things, the material facts, the direct and indirect interests of the related parties, the benefits of the transaction to us, and whether any alternative transactions are available. To identify related party transactions in advance, we rely on information supplied by our executive officers, directors, and certain significant stockholders. In considering related party transactions, our Nominating and Corporate Governance Committee will take into account the relevant available facts and circumstances including, but not limited to:

whether the transaction was undertaken in the ordinary course of our business;

whether the related party transaction was initiated by the related party or us;

whether the transaction with the related party is proposed to be or was entered into on terms no less favorable to us than terms that could have been reached with an unrelated third-party;

the purpose of, and the potential benefits to us from the related party transaction;

the approximate dollar value of the amount involved in the related party transaction, particularly as it relates to the related party;

the related party’s interest in the related party transaction, and any other information regarding the related party transaction or the related party that would be material to investors in light of the particular transaction’s circumstances.

The Nominating and Corporate Governance Committee shall then recommend the board, which will determine whether or not to approve of the related party transaction, and if so, upon what terms and conditions. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval.

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Related Party Transactions

There have been no related party transactions during the last two fiscal years.

Delinquent Section 16(a) Reports

According to Section 16(a) of the Exchange Act, our officers and directors and persons who beneficially own more than 10% of a registered class of our equity securities are required to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) with the SEC. Such persons are required by the SEC’s rules to furnish us with copies of all such forms they file. The Company prepares these reports for its directors and executive officers who request them based on information obtained from them and the Company’s records. The Company believes that applicable Section 16(a) filing requirements were met during 2020 by its directors and executive officers, except that due to inadvertent administrative errors, a Form 3 for each of Martin Galstyan, Joshua Keeler, Zareh Khachatoorian, and Linda Moossaian, and a Form 4 for Zareh Khachatoorian were filed late.

Security Ownership of Directors, Officers and Principal Stockholders

The following table presents information regarding beneficial ownership of our equity interests as of April 13, 2021 by:

each stockholder or group of stockholders known by us to be the beneficial owner of more than 5% of any class of our voting securities;

our Named Executive Officers;

each of our directors; and

all of our executive officers and directors as a group.

Beneficial ownership is determined under the SEC’s rules and, thus, represents voting or investment power concerning our securities as of the date of April 13, 2021. In computing the number and percentage of shares beneficially owned by a person, shares that such person may acquire within 60 days of April 13, 2021, are counted as outstanding, while these shares are not counted as outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, the principal address of each of the persons below is c/o ToughBuilt Industries, Inc., 25371 Commercentre Drive, Suite 200, Lake Forest, CA 92630. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power concerning all equity interests beneficially owned, subject to community property laws where applicable.

Name	Number of Shares Beneficially Owned		Percentage of Class (1)
Named Executive Officers and Directors
Michael Panosian—CEO, President and Chair of the Board	203,381	(2)	*
Martin Galstyan—CFO	—		-
Joshua Keeler—VP of R&D and Director	79,793	(3)	*
Zareh Khachatoorian—COO	14,950	(4)	*
Robert Faught—Director	—		-
Frederick D. Furry—Director	—		-
Linda Moossaian—Director	—		-
All Officers and Directors as a group (7 persons)	252,974		*
5% or More Stockholders
None

*Less than 1%

(1)	Percentages based on 81,624,587 shares of common stock issued and outstanding as of April 13, 2021 plus shares of common stock the person has the right to acquire within 60 days thereafter.

(2)	Includes 21,250 shares of common stock issuable upon vested options.

(3)	Includes 15,000 shares of common stock issuable upon vested options.

(4)	Includes 9,350 shares of common stock issuable upon vested options.

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QUESTIONS AND ANSWERS

More Information about Proxies and Voting

1.	WHAT IS A PROXY?

A proxy is your legal designation of another person to vote the stock you own. The person you designate is your “proxy,” and you give the proxy authority to vote your shares by submitting the enclosed proxy card or, if available, voting by telephone or over the Internet. We have designated our Chief Executive Officer, Michael Panosian, and our Chief Financial Officer, Martin Galstyan, to serve as proxies for the Annual Meeting.

2.	HOW DO I RECEIVE PROXY MATERIALS?

We have elected to deliver our proxy materials electronically over the Internet as permitted by the SEC’s rules. As required by those rules, we are distributing a notice of Internet availability of proxy materials to our stockholders of record and beneficial owners as of the close of business on April 30, 2021. On the date of distribution of the notice, all stockholders and beneficial owners will have the ability to access all of the proxy materials at the URL address included in the notice. Additionally, the Notice of Annual Meeting, proxy statement, and Annual report are available on our website by visiting www.toughtbuilt.com. The Company’s website materials are not incorporated by reference into this proxy statement. These proxy materials are also available at no charge upon request. Please refer to the information included in the notice of Internet availability of proxy materials for additional information.

3.	HOW MANY VOTES CAN BE CAST?

Each share of our common stock and Series E Preferred Stock issued and outstanding as of the close of business on April 30, 2021, the Record Date for the Annual Meeting of Stockholders, is entitled to vote on all items being considered at the Annual Meeting. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner in street name through a broker, bank, or another nominee.

As of the close of business on the Record Date, we had [                    ] shares of common stock, and nine shares of Series E Preferred Stock issued and outstanding and entitled to notice of and to vote at the Annual Meeting.

For all matters described in this proxy statement for which a vote is being solicited, each holder of common stock is entitled to one vote for each share of common stock held by such holder as of the Record Date.

The holder of a share of Series E Preferred Stock is entitled to a number of votes equal to 1% of the total number of votes that the issued and outstanding shares of common stock and all other voting securities of the Company as of any such date of determination, voting together as a single class, has on a fully diluted basis; provided, however, the Series E Preferred Stock shall no more than 3,602,466 votes per share. Notwithstanding the foregoing, the voting power of every holder of the Series E Preferred Stock together with such holder’s affiliates and Attribution Parties, together with any and all securities of the Company owned by such parties, is limited to 4.99% of the voting power of the Company’s outstanding capital stock. “Attribution Parties” consists of the following persons and entities: (i) any investment vehicle, including any funds, feeder funds, or managed accounts, currently, or from time to time after the date the shares of Series E Preferred Stock are issued to the holder, directly or indirectly managed or advised by the holder’s investment manager or any of its affiliates or principals, (ii) any direct or indirect affiliates of the holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a group together with the holder or any of the foregoing; and (iv) any other persons whose beneficial ownership of the Corporation’s voting securities would or could be aggregated with the holder’s and the other Attribution Parties for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended.

Each holder of common stock and Series E Preferred Stock is entitled to vote for each director nominee named in Proposal 1 and one vote for Proposals 2 and 3.

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4.	WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

Many of our stockholders hold their shares as a beneficial owner in “street name” through a broker or other nominee rather than directly in their name.

Stockholders of Record

If your shares are registered directly in your name with our transfer agent, VStock Transfer, you are considered the “stockholder of record,” and these proxy materials were sent directly to you by us. As the “stockholder of record,” you have the right to grant your voting proxy directly to our designated proxies or to vote at the Annual Meeting. You may vote on the Internet or by telephone, or if you have requested paper materials be delivered to you, you may return the proxy card by mail.

Beneficial Owner

If your shares are held in an account at a brokerage firm, bank, or other similar organization, you are considered the beneficial owner of shares held in “street name,” and the Notice of Annual Meeting, proxy statement, and Annual report were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, or another nominee on how to vote your shares, and you are also invited to attend the Annual Meeting.

Because a beneficial owner is not the stockholder of record, you may not vote your shares at the Annual Meeting unless you obtain a legal proxy from the broker, bank, trustee, or nominee that holds your shares, giving you the right to vote the shares at the meeting. If you are a beneficial owner and do not wish to vote at the Annual Meeting, you may vote by following the instructions provided by your broker or another nominee.

5.	WHO IS THE COMPANY’S TRANSFER AGENT AND HOW DO I CONTACT THEM?

You may contact VStock Transfer, LLC, our transfer agent, by phone at (212) 828-8436 or in writing at VStock Transfer LLC, 18 Lafayette Place, Woodmere, NY 11598.

6.	HOW DO I ATTEND AND VOTE AT THE ANNUAL MEETING?

The Annual Meeting is scheduled to be held on Friday, June 11, 2021, at 2:00 p.m. Pacific Standard Time (or 5:00 p.m. Eastern Standard Time) via live webcast through www.virtualshareholdermeeting.com/TBLT2021. You will need the 16- digit control number provided on the Notice of Annual Meeting or your proxy card. If you do not comply with the procedures outlined above, you may not be admitted to the virtual Annual Meeting.

You are entitled to attend the Annual Meeting only if you were a stockholder as of the Record Date or you hold a valid proxy for the Annual Meeting. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you should provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to April 30, 2021, together with a copy of the voting instruction card provided by your broker, bank, or nominee, or other similar evidence of ownership.

Shares held in your name as the stockholder of record may be voted by you at the Annual Meeting. Shares held beneficially in street name may be voted by you at the Annual Meeting only if you obtain a legal proxy from the broker, bank, or nominee that holds your shares, giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to vote at the meeting.

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7.	HOW CAN I VOTE WITHOUT ATTENDING THE ANNUAL MEETING?

By telephone or on the Internet

If you are a stockholder of record, you may vote by following the telephone or Internet voting instructions on your proxy card.

If you are a beneficial owner of shares, your broker, bank, or other record holder may make telephone or Internet voting available to you. The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank, or another nominee holder of record. Therefore, we recommend that you follow the voting instructions in the materials you receive.

By mail

Complete, sign and date the proxy card or voting instruction card and return it in the return envelope provided (which is postage prepaid if mailed in the United States). If you are a stockholder of record and return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by your proxy card in favor of our Board’s recommendations.

If you are a stockholder of record and requested paper materials, and the prepaid envelope is missing, please address and mail your completed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you are a beneficial owner of shares, you should have received a proxy card and voting instructions with these proxy materials from your broker, bank, or another nominee holder of record. Simply complete and mail the proxy card provided to the address provided by your broker, bank, or another nominee holder of record.

You may still participate in the Annual Meeting even if you have already voted by proxy.

8.	IS MY VOTE CONFIDENTIAL?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except as necessary to meet applicable legal requirements, allow for the tabulation of votes and certification of the vote, or facilitate a successful proxy solicitation.

9.	WHAT CAN I DO IF I CHANGE MY MIND AFTER I VOTE BEFORE THE ANNUAL MEETING?

You may change your vote at any time before the taking of the vote at the Annual Meeting. If you are the stockholder of record, you may change your vote by:

granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (until the polls are closed during the Annual Meeting);

providing written notice of revocation to our Corporate Secretary at ToughBuilt Industries, Inc., 25371 Commercentre Drive, Suite 200, Lake Forest, CA 92630, before your shares being voted; or

virtually attending the Annual Meeting and voting at the meeting. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, or nominee following the instructions they provided or, if you have obtained a legal proxy from your broker, bank, or nominee giving you the right to vote your shares, by virtually attending the Annual Meeting and voting at the meeting.

10.	WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

Only stockholders of record as of the close of business on the record date, April 30, 2021, who have properly registered for the meeting, are entitled to attend and vote at the Annual Meeting. The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and ten days prior to the meeting for any proper purpose relating to the meeting, between the hours of 9:00 a.m. and 4:30 p.m. Pacific Standard Time, by contacting our Corporate Secretary at our principal executive offices.

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11.	WHAT ARE THE QUORUM REQUIREMENTS FOR CONDUCTING BUSINESS AT THE ANNUAL MEETING?

A majority of the issued and outstanding shares of common stock must be present or represented by proxy at our Annual Meeting in order for the Annual Meeting to be held and business to be transacted.

Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” occurs when a broker, bank, or another holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner.

If there is no quorum present in person or by proxy at the Annual Meeting, a majority of the votes present at the Annual Meeting may adjourn the meeting to another date.

12.	WHAT ARE THE BOARD’S RECOMMENDATIONS FOR VOTING AT THE ANNUAL MEETING?

Our Board of Directors recommends that you vote your shares:

“FOR” each of the nominees for director named in this proxy statement.

“FOR” the amendment to our articles of incorporation to authorize the Board of Directors, in its discretion, to amend our articles of incorporation by December 31, 2021, to effect a Reverse Stock Split of our common stock at a ratio of not less than 1-for-2 and not more than 1-for-10, as determined by the Board of Directors.

“FOR” the amendment to our articles of incorporation to increase the authorized common stock from 200 million (200,000,000) to 500 million (500,000,000).

13.	WHAT ARE THE VOTING REQUIREMENTS TO APPROVE EACH OF THE PROPOSALS AT THE ANNUAL MEETING?

Proposal		Board’s Recommendation	Votes Required	Effect of Abstentions and Broker Non-Votes
1	To elect the five (5) directors named in this proxy statement, each for a one-year term expiring in 2022	FOR EACH DIRECTOR NOMINEE	Plurality	Abstentions and broker non-votes have no effect on the proposal

2	To authorize the Board of Directors, in its discretion, to amend our articles of incorporation to effect a Reverse Stock Split	FOR	Majority of votes represented at the meeting and entitled to vote thereon	Abstentions have the effect of a vote against the proposal; broker non-votes will have no effect on the proposal

3	To amend our articles of incorporation to increase the authorized number of common stock from 200 million to 500 million shares	FOR	Majority of votes represented at the meeting and entitled to vote thereon	Abstentions have the effect of a vote against the proposal; broker non-votes will have no effect on the proposal

If you are a beneficial owner, your broker, bank, or another nominee holder of record is permitted to vote your shares on the proposal to authorize our Board of Directors to amend our articles of incorporation to effect a Reverse Stock Split of our common stock at a ratio as determined by the Board of Directors and to increase the authorized common stock from 200,000,000 to 500,000,000 shares, even if the record holder does not receive voting instructions from you. Accordingly, if you are a beneficial owner, it is particularly important that you provide your instructions to your broker, bank, or another nominee holder of record.

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14.	WHAT OTHER MATTERS CAN BE PRESENTED AT THE ANNUAL MEETING?

Other than the business items described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Michael Panosian and Martin Galstyan, or either of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

If for any reason any of the nominees is not available as a candidate for director at the Annual Meeting, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

15.	HOW ARE PROXIES SOLICITED AND WHAT IS THE COST?

We will provide the Notice, proxy statement, the 2020 Annual Report on Form 10-K and a proxy card to stockholders of as of record on April 30, 2021 beginning on or about May 7, 2021, in connection with the solicitation of proxies our Board on our Company’s behalf to be used at our Annual Meeting. We will pay the cost of soliciting proxies. We have retained Kingsdale Advisors for certain advisory and solicitation services at a fee of approximately $11,500. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We may also reimburse brokerage firms, banks, and other nominee holders of record for the cost of forwarding proxy materials to beneficial owners.

16.	WHAT IF I ONLY RECEIVED ONE COPY OF THE PROXY MATERIALS, EVEN THOUGH MULTIPLE STOCKHOLDERS RESIDE AT MY ADDRESS?

The SEC previously adopted a rule concerning the delivery of Annual disclosure documents. The rule allows brokers or us holding your shares on your behalf to send a single set of our Annual report and proxy statement to any household at which two or more of our stockholders reside if either the brokers or we believe that the stockholders are members of the same family. This practice referred to as “householding,” benefits both stockholders and us. It reduces the volume of duplicate information and our expenses and lessens the impact on the environment. The rule applies to our Annual reports, proxy statements, and information statements. Once stockholders receive notice from their brokers or us that communications to their addresses will be “householded,” the practice will continue until stockholders are otherwise notified or until they revoke their consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

Those stockholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our Annual disclosure documents in future years or (ii) who share an address with another one of our stockholders and who would like to receive only a single set of our Annual disclosure documents should follow the instructions described below:

stockholders whose shares are registered in their name should contact our transfer agent, VStock Transfer, LLC, and inform them of their request by calling them at (212) 828-8436 or writing them at VStock Transfer LLC, 18 Lafayette Place, Woodmere, NY 11598.

stockholders whose shares are held by a broker or other nominee should contact such broker or another nominee directly and inform them of their request. Stockholders should be sure to include their name, the name of their brokerage firm, and their account number.

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Board Communications, Stockholder Proposals, and Company Documents

17.	HOW DO I COMMUNICATE WITH THE BOARD?

Stockholders who wish to communicate with our Board of Directors are welcome to do in writing to our Corporate Secretary at ToughBuilt Industries, Inc., 25371 Commercentre Drive, Suite 200, Lake Forest, CA 92630.

Communications are distributed to our Board of Directors or to any individual directors as appropriate, depending on the facts and circumstances outlined in the communication.

18.	WHO CAN PROVIDE ME WITH ADDITIONAL INFORMATION AND HELP ANSWER MY QUESTIONS?

If you would like additional copies, without charge, of this proxy statement or if you have questions about the proposals being considered at the Annual Meeting, including the procedures for voting your shares, you should contact Michael Panosian, the Company’s Chief Executive Officer in writing or by phone.

Stockholder Proposals for the 2022 Annual Meeting

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next Annual Meeting of Stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2022 Annual Meeting of Stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices no later than December 1, 2021. However, if we hold our 2022 Annual Meeting of Stockholders more than 30 days before or 60 days after the one-year anniversary date of the 2021 Annual Meeting, we will disclose the new deadline by which stockholders’ proposals must be received in our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act. Proposals should be addressed to the Corporate Secretary at our executive offices.

Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an Annual Meeting of Stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an Annual Meeting is business that is:

specified in our proxy materials for such meeting;

otherwise properly brought before the meeting by or at the direction of our Board of Directors; or

properly brought before the meeting by a stockholder of record entitled to vote at the Annual Meeting who has delivered timely written notice to our Corporate Secretary, which notice must contain the information specified in our bylaws.

To be timely for our 2022 Annual Meeting of Stockholders, our Corporate Secretary must receive the written notice at our principal executive offices by January 14, 2022. However, if the Company’s 2022 Annual Meeting is changed by more than 30 days from the date of the 2021 Annual Meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials, which we deem to be no later than the:

90th day before such Annual Meeting, or

10th day following the day on which public announcement of the date of such meeting is first made.

If a stockholder who has notified us of his or her intention to present a proposal at the 2022 Annual Meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

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Director Candidate Recommendations

You may recommend director candidates for consideration by our Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership on our Board of Directors and should be directed to our Corporate Secretary at our executive offices.

Availability of Bylaws

Our bylaws have been publicly filed with the SEC at www.sec.gov. You may also contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

OTHER MATTERS

Each proxy solicited hereby also confers discretionary authority on the proxies named therein to vote the proxy with respect to the election of any person as a director if a nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Meeting. Management is not aware of any business that may properly come before the Meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters under the judgment of the persons voting the proxies.

YOUR VOTE IS IMPORTANT! WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

By Order of the Board of Directors,

By:	/s/ Michael Panosian

Name:	Michael Panosian
Title:	Chief Executive Officer, President, and Chairperson of the Board

Lake Forest, California
April ____, 2021

36 | Page

APPENDIX A

Proposed Amendment to ToughBuilt Industries, Inc. Articles of Incorporation

The text of the proposed amendment to Article 3 of our Articles of Incorporation to effect the Reverse Stock Split of common stock within a range of 1-for-2 to 1-for-10.

Article 3. The Number of Shares of the Corporation.

On [DATE] at [TIME] [a.m./p.m.] (Pacific Standard Time) (the “Effective Time”), each [NUMBER] ([NUMBER]) shares of the corporation’s Common Stock issued and outstanding or held in treasury (if any) immediately prior to the Effective Time shall be automatically reclassified as and combined, without further action, into one (1) validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share (the “Reverse Stock Split”), subject to the treatment of fractional share interests as described below. No fractional shares will be issued in connection with the Reverse Stock Split. Instead, the corporation will issue one whole share of the post-Reverse Stock Split Common Stock to any stockholder who would have been entitled to receive a fractional share of Common Stock due to the Reverse Stock Split. Each holder of Common Stock will hold the same percentage of the outstanding Common Stock immediately following the Reverse Stock Split as that stockholder did immediately prior to the Reverse Stock Split, except for minor adjustments due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates “) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the treatment of fractional shares as described above.

37 | Page

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/TBLT2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D43374-P54265 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TOUGHBUILT INDUSTRIES, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Michael Panosian
02) Joshua Keeler
03) Robert Faught
04) Linda Moossaian
05) William Placke

The Board of Directors recommends that you FOR each of the proposals below:

NOTE: To transact such other business as may be properly brought before the 2021 Virtual Annual Stockholders Meeting and any adjournments or postponements of it.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

D43375-P54265

D43375-P54265

TOUGHBUILT INDUSTRIES, INC.
2021 Virtual Annual Stockholders Meeting
2:00 p.m. (PST) on Friday, June 11, 2021
This Proxy is Solicited by the Board of Directors

The stockholder(s) of ToughBuilt Industries, Inc. hereby appoint(s) Michael Panosian and Martin Galstyan, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ToughBuilt Industries, Inc. that the stockholder(s) is/are entitled to vote at the Company's annual stockholders meeting to be held virtually at www.virtualshareholdermeeting.com/TBLT2021, at 2:00 p.m. (PST) on Friday, June 11, 2021, and any adjournment or postponement of the meeting. **This proxy, when properly executed, will be voted in the manner directed herein by the stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.**

Continued and to be signed on reverse side